SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KANSAS CITY SOUTHERN

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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427 West 12th Street

Kansas City, Missouri 64105

KANSAS CITY SOUTHERN

NOTICE AND PROXY STATEMENT

for

the Annual Meeting of Stockholders

to be held

May 6, 2004

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or through the Internet as described on the proxy card.

Mailing of this Notice and Proxy Statement, the accompanying enclosed Proxy Card and the accompanying 2003 Annual Report

commenced on or about April 5, 2004

KANSAS CITY SOUTHERN

427 West 12th Street

Kansas City, Missouri 64105

April 5, 2004

TO OUR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders of Kansas City Southern, at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m., on Thursday, May 6, 2004. The purposes of this meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

We urge you to read these proxy materials and the Annual Report and to participate in the Annual Meeting either in person or by proxy. Whether or not you plan to attend the meeting in person, please sign and return promptly the accompanying proxy card, in the envelope provided, to assure that your shares will be represented. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card.

Sincerely,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer

KANSAS CITY SOUTHERN

427 West 12th Street

Kansas City, Missouri 64105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of the Stockholders of Kansas City Southern, a Delaware corporation (“KCS” or the “Company”), will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, at 10:00 a.m. on Thursday, May 6, 2004, to consider and vote upon:

(1)	Election of Three Directors;

(2)	Ratification of the Audit Committee’s Selection of KPMG LLP as KCS’s independent accountants for 2004; and

(3)	Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on March 8, 2004, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By Order of the Board of Directors,

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer

The date of this Notice is April 5, 2004.

Please date, sign and promptly return the enclosed proxy card, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. Alternatively, you may cast your votes by telephone or through the Internet as described on the accompanying proxy card. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in this notice and proxy statement. Please also indicate on your proxy card whether you plan to attend the Annual Meeting.

KANSAS CITY SOUTHERN

427 West 12th Street

Kansas City, Missouri 64105

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING

Why Were KCS’s Stockholders Sent this Proxy Statement?

Kansas City Southern, a Delaware corporation (“KCS”), is mailing this Proxy Statement on or about April 5, 2004 to its stockholders of record on March 8, 2004 in connection with KCS’s Board of Directors’ solicitation of proxies for use at the 2004 Annual Meeting of Stockholders and any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at Union Station Kansas City, City Stage Theater, 30 West Pershing Road, Kansas City, Missouri, on Thursday, May 6, 2004 at 10:00 a.m. The Notice of Annual Meeting of Stockholders, KCS’s 2003 Annual Report to Stockholders (the “Annual Report”), and a proxy card accompany this Proxy Statement.

KCS will pay for the Annual Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained and will be paid by KCS to assist in the solicitation of proxies at a cost not expected to exceed $7,000, plus expenses. In addition, KCS may reimburse brokerage firms and other persons representing beneficial owners of KCS shares for their expenses in forwarding this Proxy Statement, the Annual Report and other soliciting materials to the beneficial owners.

Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this Notice and Proxy Statement, the proxy card and the Annual Report to the beneficial owners of KCS’s stock held of record by them. Upon request, KCS will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

Who May Attend the Annual Meeting?

Only KCS stockholders or their proxies and guests of KCS may attend the Annual Meeting. Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Annual Meeting may request reasonable assistance or accommodation from KCS by contacting the office of the Corporate Secretary at KCS’s principal executive offices, (816) 983-1538. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). To provide KCS sufficient time to arrange for reasonable assistance, please submit all requests by April 29, 2004.

What Matters Will Be Considered at the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote upon: (1) the election of three directors; (2) ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004; and (3) such other matters as may properly come before the Annual Meeting or any adjournment thereof. Stockholders do not have dissenters’ rights of appraisal in connection with the matters set forth in (1) and (2) of the preceding sentence. These two matters have been proposed by the Board of Directors, and neither of them is related to or contingent upon the other. The Board of Directors knows of no other matters that will be presented or voted on at the Annual Meeting.

VOTING

Which Stockholders May Vote at the Annual Meeting?

Only the holders of KCS’s common stock, par value $0.01 per share (the “Common Stock”), and preferred stock, par value $25.00 per share (the “Preferred Stock”), of record at the close of business on March 8, 2004 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, KCS had outstanding 242,170 shares of Preferred Stock (which does not include 407,566 shares held in treasury) and 62,635,056 shares of Common Stock (which does not include 10,734,060 shares held in treasury) for a total of 62,877,226 shares eligible to be voted at the Annual Meeting.

The Common Stock and the Preferred Stock (collectively, the “Voting Stock”) constitute KCS’s only voting securities and will vote together as a single class on all matters to be considered at the Annual Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters other than the election of directors. Stockholders may vote cumulatively for the election of directors. In other words, each stockholder has votes equal to the number of shares of Voting Stock held on the Record Date multiplied by the number of directors to be elected, and the stockholder may cast all votes for a single nominee or distribute the votes among the nominees as the stockholder chooses. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number. This Proxy Statement solicits discretionary authority to vote cumulatively for the election of directors, and the accompanying form of proxy or telephone or Internet vote grants that authority.

How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals?

Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The shares of a stockholder who is present and entitled to vote at the Annual Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares.

The directors are elected by an affirmative vote of the plurality of shares of Voting Stock present at the Annual Meeting that are entitled to vote, provided a quorum exists. A plurality means receiving the largest number of votes, and where, as here, there are three vacancies for director, the three nominees with the highest number of affirmative votes are elected. On any proposal other than the election of directors, the percentage of shares required to be voted in the proposal depends on the proposal. In most proposals, including the second proposal herein (ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004), the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting in person or by proxy and entitled to vote on the subject matter, provided a quorum is present, is required for the adoption of the proposal.

Voting ceases when the chairman of the Annual Meeting closes the polls. The votes are counted and certified by three inspectors appointed by the Board of Directors of KCS in advance of the Annual Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal and broker non-votes. In other words, abstentions and broker non-votes will have the effect of votes against a proposal. A stockholder may abstain from voting on any proposal other than the election of directors, and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

What if a Stockholder Holds Shares in a Brokerage Account?

The Voting Stock is traded on the New York Stock Exchange, Inc. (the “NYSE”). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker’s name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Annual Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares.

When a stockbroker does not receive directions from customers, and the stockbroker cannot or does not vote the customers’ shares, the stockbroker’s abstention is referred to as a “broker non-vote” (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Annual Meeting because, in most cases, some of the shares held in the broker’s name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Annual Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any proposal other than the election of directors and will have no effect on the outcome of the election of directors.

How are a Stockholder’s Shares Voted if the Stockholder Submits a Proxy?

Stockholders who return a properly executed proxy card or properly vote via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCS whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed directly to KCS.

The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy1 or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the election of the persons nominated by management for directorships, FOR ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004, and in accordance with their discretion upon such other matters as may properly come before the Annual Meeting. The Proxy Committee reserves the right to vote such proxies cumulatively and for the election of less than all of the nominees for director, but does not intend to do so unless other persons are nominated and such a vote appears necessary to assure the election of the maximum number of Nominating and Corporate Governance Committee recommended nominees.

[1]	Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

May a Stockholder Revoke His or Her Proxy or Voting Instruction Card?

At any time before the polls for the Annual Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCS. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker’s procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Annual Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

How do Participants in KCS’s or DST Systems, Inc.’s Employee Stock Ownership Plans, in KCS’s 401(k) and Profit Sharing Plan, in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, or in KCS’s union 401(k) plans Vote?

Participants in KCS’s and DST Systems, Inc.’s employee stock ownership plans (“ESOPs”), in KCS’s 401(k) and Profit Sharing Plans (“401(k) Plan”), in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan (“Janus Plan,” formerly the Stilwell Financial Inc. 401(k) and Profit Sharing Plan) and in KCS’s union 401(k) plans (“Union Plans”) are each provided a separate voting instruction card (accompanying this Proxy Statement) to instruct the respective trustees of these ESOPs, 401(k) Plan, Janus Plan and Union Plans how to vote the shares of Common Stock held on behalf of the participant.2 The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card.2 If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless giving voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064. The voting instruction card should not be returned to KCS, Janus Capital Group Inc. (“Janus”), or DST Systems, Inc. (“DST”). ESOP participants, 401(k) Plan participants, Janus Plan participants and Union Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

Are the Votes of Participants in the ESOPs, the 401(k) Plan, the Janus Plan and the Union Plans Confidential?

Under the terms of the ESOPs, the 401(k) Plan, the Janus Plan and the Union Plans, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants’ free exercise of their voting rights.

[2]	Voting instructions may also be given by Internet or telephone by participants in the KCS and DST ESOPs and the KCS 401(k) and Profit Sharing Plan, and the accompanying voting instruction card relating to such plans contains the Internet address and toll-free number.

PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY

BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

The following table sets forth information as of the Record Date concerning the beneficial ownership of KCS’s Common Stock by: (1) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers for 2003; and (iii) all executive officers and directors as a group. KCS is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Holders of 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (“Series C Preferred Stock”) do not have any voting rights except under certain limited circumstances or as otherwise from time to time required by law, and do not currently have rights to vote at the Annual Meeting. No officer or director of KCS owns any shares of Series C Preferred Stock. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the shares. KCS is not aware of any arrangement which would at a subsequent date result in a change of control of KCS.

Name and Address	Common Stock (1)		Percent Of Class (1)

Capital Group International, Inc.	3,217,500	(2)	5.14%

Dimensional Fund Advisors Inc.	3,700,415	(3)	5.91%

Mac-Per-Wolf Company, PWMCO, LLC, Perkins, Wolf, McDonnell and Company, LLC	5,070,414	(4)	8.10%

Waddell & Reed Financial, Inc., Waddell & Reed Ivy Investment Company, Waddell & Reed Investment Management Company, Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc.	3,910,712	(5)	6.24%

Merrill Lynch & Co. Inc. (on behalf of Merrill Lynch Investment Managers), FAM D/B/A Mercury Advisors, Federated Investment Management Co., Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P., Merrill Lynch Investment Managers, LLC	3,522,200	(6)	5.62%

A. Edward Allinson Director	106,033	(7)	*

Gerald K. Davies Executive Vice President and Chief Operating Officer	557,093	(8)	*

Michael G. Fitt Director	116,800	(9)	*

Name and Address	Common Stock (1)		Percent Of Class (1)

Michael R. Haverty Chairman of the Board, President and Chief Executive Officer	2,553,499	(10)	4.00%

Jerry W. Heavin Senior Vice President—Operations of KCSR	52,567	(11)	*

James R. Jones Director	86,480	(12)	*

Thomas A. McDonnell Director	623,165	(13)	*

Karen L. Pletz Director	0		*

Landon H. Rowland Director	1,035,660	(14)	1.65%

Ronald G. Russ Executive Vice President and Chief Financial Officer	48,375	(15)	*

Rodney E. Slater Director	40,000	(16)	*

Byron G. Thompson Director	60,000	(17)	*

Louis G. Van Horn Former Vice President and Comptroller(20)	10,425	(18)	*

All Directors and Executive Officers as a Group (18 Persons)**	5,619,424	(19)	8.63%

*	Less than one percent of the outstanding shares.

**	Includes Mr. Van Horn who is included as a Named Executive Officer in the Summary Compensation Table, but who is no longer an executive officer of KCS. Includes Mr. Rowland, who is currently a director, but whose term as director will end at the Annual Meeting.

(1)	Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCS is included in KCS’s Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2)

The address of Capital Group International, Inc. (“CGII”) is 11100 Santa Monica Blvd., Los Angeles, California 90025. CGII is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities. The investment management companies provide investment advisory and management services for their respective clients which include registered investment companies and institutional accounts. These investment management companies, which are wholly-owned subsidiaries of CGII include: Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and a registered investment adviser; and Capital International Research and

Management, Inc. dba Capital International, Inc., a registered investment adviser. Capital International S.A., a wholly-owned subsidiary of CGII, does not fall within any of the categories described in Rule 13d-1(b)(ii)(A-F) but its holdings of any reported securities come within the five percent limitation as set forth in a December 15, 1986 no-action letter from the Staff of the Securities and Exchange Commission to The Capital Group Companies, Inc. CGII does not have investment power or voting power over any of the securities. Shares reported by CGII include 488,710 shares resulting from the assumed conversion of 14,600 shares of the Series C Preferred Stock. CGII disclaims beneficial ownership of the securities. This information is based on Schedule 13G filed February 13, 2004.

(3)	The address of Dimensional Fund Advisors Inc. (“Dimensional”) is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Dimensional is a registered investment advisor that furnishes investment advice to four registered investment companies and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). These securities are owned by advisory clients of Dimensional, no one of which, to the knowledge of Dimensional, owns more than 5% of the class. Dimensional disclaims beneficial ownership of all such securities. This information is based on Dimensional’s Schedule 13G filed February 6, 2004.

(4)	The address of Mac-Per-Wolf Company and its two subsidiaries, PWMCO, LLC and Perkins, Wolf, McDonnell and Company, LLC, is 310 S. Michigan Ave., Suite 2600, Chicago, IL 60604. Perkins, Wolf, McDonnell and Company, LLC, a registered investment adviser, furnishes investment advice to various registered investment companies and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). The Managed Portfolios have the right to receive all dividends from, and the proceeds from the sale of, the securities held in their respective accounts. The interest of any one such person does not exceed 5% of the class of securities. PWMCO, LLC is a wholly-owned subsidiary of Mac-Per-Wolf Company and is both a registered broker dealer and a registered investment adviser. This information is based on Schedule 13G filed February 2, 2004.

(5)	The address for each of Waddell & Reed Ivy Investment Company, Waddell & Reed Investment Management Company, Waddell & Reed, Inc., Waddell & Reed Financial Services, Inc., and Waddell & Reed Financial, Inc., is 6300 Lamar Avenue, Overland Park, KS 66202. The securities are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Waddell & Reed Ivy Investment Company (“WRIICO”), an investment advisory subsidiary of Waddell & Reed Financial, Inc. (“WDR”) or Waddell & Reed Investment Management Company (“WRIMCO”), an investment advisory subsidiary of Waddell & Reed, Inc. (“WRI”). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company (“WRFSI”). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant WRIICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant WRIICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, WRIICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Securities Exchange Act of 1934 (the “1934 Act”). These entities have sole voting and dispositive power over the following number of shares of KCS common stock: WDR—3,910,712 (indirect), WRFSI—3,170,012 (indirect), WRI—3,170,012 (indirect), WRIMCO—3,170,012 (direct), and WRIICO—740,700 (direct). WRIICO, WRIMCO, WRI, WRFSI and WDR are of the view that they are not acting as a “group” for purposes of Section 13(d) under the 1934 Act. Indirect “beneficial ownership” is attributed to the respective parent companies solely because of the parent companies’ control relationship to WRIMCO. This information is based on Schedule 13G filed January 30, 2004.

(6)	Merrill Lynch & Co., Inc. (“ML&Co.”) is a parent holding company. Merrill Lynch Investment Managers (“MLIM”) is an operating division of ML&Co. consisting of ML&Co.’s indirectly-owned asset management subsidiaries. The following asset management subsidiaries hold certain shares of the common stock, FAM d/b/a Mercury Advisors (Sub), Federated Investment Management Co., Fund Asset Management, L.P., Merrill Lynch Investment Managers, L.P., and Merrill Lynch Investment Managers, LLC. The address for these entities is World Financial Center, North Tower 250 Vesey Street, New York, NY 10381. MLIM of ML&Co. is comprised of the following legal entities: Merrill Lynch Investment Managers, L.P., (“MLIMLP”) doing business as Merrill Lynch Investment Managers; Fund Asset Management, L.P. (“FAM”) doing business as Fund Asset Management; Merrill Lynch Investment Managers, LLC (“MLIMLLC”); Merrill Lynch Asset Management U.K. Limited (“MLAM UK”); Merrill Lynch (Suisse) Investment Management S.A. (MLS); Merrill Lynch Investment Managers International Limited (“MLIMI”); Merrill Lynch Investment Managers Limited; Merrill Lynch Investment Managers (Asia Pacific) Limited; Merrill Lynch Investment Managers (Asia) Limited; Merrill Lynch Investment Managers Limited (Australia); Merrill Lynch Investment Managers (Isle of Man) Limited; Munich London Investment Management Limited; Munich London Investment Management (Jersey) Limited; Merrill Lynch Investment Managers Co. Ltd; DSP Merrill Lynch Fund Managers Ltd; Merrill Lynch Global Asset Management Limited; Merrill Lynch Fund Managers Limited; Merrill Lynch Fund Managers (Channel Islands) Limited; Merrill Lynch Investment Managers (Channel Islands) Limited; and Merrill Lynch Pensions Limited. Each of MLIMLP, FAM, MLAM UK, MLS and MLIMI is a registered investment adviser which acts as investment adviser to various registered investment companies. Each other firm constituting part of MLIM is an investment adviser operating under the laws of a jurisdiction other than the United States. The investment advisers that comprise MLIM exercise voting and investment powers over portfolio securities independently from other direct and indirect subsidiaries of ML&Co. The information is based on Schedule 13G filed January 27, 2004.

(7)	Mr. Allinson’s beneficial ownership includes 84,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(8)	Mr. Davies’ beneficial ownership includes 486,360 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 586 shares allocated to his account in the KCS ESOP.

(9)	Mr. Fitt’s beneficial ownership includes 66,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 50,800 shares held in trusts for which he is the trustee with sole voting and dispositive power.

(10)	Mr. Haverty’s beneficial ownership includes 1,243,160 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 26,347 shares allocated to his account in the KCS ESOP, 11,124 shares allocated to his account in KCS’s 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(11)	Mr. Heavin’s beneficial ownership includes 51,154 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 413 shares allocated to his account in KCS’s 401(k) and Profit Sharing Plan.

(12)	Mr. Jones’ beneficial ownership includes 72,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date. Mr. Jones and his wife jointly own 3,650 of the total shares listed.

(13)	Mr. McDonnell’s beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 3,165 shares allocated to his account in the DST ESOP, 500,000 shares held by a subsidiary of DST and for which Mr. McDonnell disclaims beneficial ownership, and 40,000 shares held by a charitable foundation and for which Mr. McDonnell disclaims beneficial ownership. Mr. McDonnell and his wife jointly own 50,000 of the total shares listed.

(14)	Mr. Rowland’s beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 294 shares allocated to his account in the Janus Plan.

(15)	Mr. Russ’ beneficial ownership includes 36,645 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(16)	Mr. Slater’s beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(17)	Mr. Thompson’s beneficial ownership includes 50,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(18)	Mr. Van Horn was the Vice President and Comptroller of KCS through December 31, 2003 and is one of the Named Executive Officers in the Summary Compensation Table. Mr. Van Horn’s beneficial ownership includes 4,600 shares allocated to his account in the KCS ESOP.

(19)	The number includes 2,479,059 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,021,109 shares otherwise held indirectly. A director disclaims beneficial ownership of 540,000 of the total shares listed.

PROPOSAL 1—ELECTION OF THREE DIRECTORS

The Board of Directors of KCS is divided into three classes. The members of each class serve staggered three-year terms of office, which results in one class standing for election at each annual meeting of stockholders. The term of office for the directors elected at the Annual Meeting will expire in 2007 or when their successors are elected and qualified.

Three persons have been nominated by the Board of Directors, following recommendation by the Nominating and Corporate Governance Committee, for election as directors. All of these nominees are presently directors of KCS, all have indicated that they are willing and able to serve as directors if elected, and all have consented to being named as nominees in this Proxy Statement. If any nominee should become unable or unwilling to serve, the Proxy Committee intends to vote for one or more substitute nominees chosen by them in their sole discretion.

As explained further under “How Does KCS Decide Whether Its Stockholders Have Approved Any of the Proposals,” directors are elected by the affirmative vote of the plurality of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the election of directors, assuming a quorum.

Nominees for Directors to Serve Until the Annual Meeting of Stockholders in 2007

A. Edward Allinson, age 69, has been a director of KCS since 1990. He served as the Chief Executive Officer and Chairman of the Board of EquiServe LP (now EquiServe, Inc. and a wholly-owned subsidiary of DST; “EquiServe”) from December 1999 through October 2000. EquiServe provides stock transfer and related services to publicly listed corporations. Mr. Allinson was an Executive Vice President of State Street Bank and Trust Company, Chairman of the Board of Directors of Boston Financial Data Services, Inc. (“BFDS”), and Executive Vice President of State Street Corporation from March 1990 through December 1999. BFDS provides full service share owner accounting and recordkeeping services to mutual funds, selected services to certain retirement plans and certain securities transfer services. DST owns 50% of BFDS. Mr. Allinson is also a director of DST.

James R. Jones, age 64, has been a director of KCS since November 1997. Mr. Jones is also a director of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. and TFM, S.A. de C.V., both affiliates of KCS. He has been Senior Counsel to the firm of Manatt, Phelps & Phillips since March 1, 1999. Mr. Jones is also Co-Chairman of Manatt Jones Global Strategies. He is also Chairman of Globe Ranger Corp. Mr. Jones was President of Warnaco Inc. International Division, 1997 through 1998; U.S. Ambassador to Mexico, 1993 through 1997; and Chairman and Chief Executive Officer of the American Stock Exchange, 1989 through 1993. Mr. Jones served as a member of the U.S. Congress representing Oklahoma for 14 years. He was White House Special Assistant and Appointments Secretary to President Lyndon Johnson. Mr. Jones is also a director of Anheuser-Busch; Grupo Modelo, S.A. de C.V.; San Luis Corporacion; TV Azteca; and Keyspan Energy Corporation.

Karen L. Pletz, age 56, has been a director of KCS since March 1, 2004. Ms. Pletz has been the President and Chief Executive Officer of The University Of Health Sciences since 1995. From 1978 to 1995, Ms. Pletz served as a Senior Vice President and Attorney for Central Bank, Jefferson City, Missouri and Division Manager of the Financial Management and Trust Services Division, Retail Bank Division and Marketing and Public Relations of Central Bank. In addition, from 1983 to 1984, Ms. Pletz was a partner at the law firm of Cook, Vetter, Doerhoff and Pletz, specializing in business and estate planning.

YOUR BOARD RECOMMENDS THAT YOU VOTE

“FOR”

THE ELECTION OF THE BOARD’S NOMINEES

THE BOARD OF DIRECTORS

The Board of Directors met eight times in 2003. The Board meets regularly to review significant developments affecting KCS and to act on matters requiring Board approval. The Board reserves certain powers and functions to itself; in addition, it has requested that the Chief Executive Officer refer certain matters to it. During 2003, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served.

Directors Serving Until the Annual Meeting of Stockholders in 2005

Rodney E. Slater, age 49, has been a director of KCS since June 5, 2001. Mr. Slater is a partner in the public policy practice group of the firm Patton Boggs LLP and has served as head of the firm’s transportation practice group in Washington, D.C. since April 1, 2001. He served as U.S. Secretary of Transportation from 1997 to January 2001 and head of the Federal Highway Administration from 1993 to 1996. Mr. Slater is also a director of Southern Development Bancorporation and Parsons Brinckerhoff International Advisory Board.

Byron G. Thompson, age 71, has been a director of KCS since August 17, 2000. Mr. Thompson has served as Chairman of the Board of Country Club Bank, n.a., Kansas City since February 1985. Prior to that time, Mr. Thompson served as Vice Chairman of Investment Banking at United Missouri Bank of Kansas City and as a member of the Board of United Missouri Bancshares, Inc.

Directors Serving Until the Annual Meeting of Stockholders in 2006

Michael G. Fitt, age 72, has been a director of KCS since 1986. Prior to retirement, he was Chairman and Chief Executive Officer of Employers Reinsurance Corporation, Overland Park, Kansas, from 1980 through 1992 and President of that company from 1979 through 1991. Employers Reinsurance Corporation, a subsidiary of General Electric Capital Services, Inc., is a reinsurance company. Mr. Fitt is also a director of DST.

Michael R. Haverty, age 59, has been the President and Chief Executive Officer of KCS since July 12, 2000 and a director since May 1995. Mr. Haverty has served as Chairman of the Board of KCS since January 1, 2001. Mr. Haverty served as Executive Vice President of KCS from May 1995 until July 12, 2000. He has been President, Chief Executive Officer and a director of The Kansas City Southern Railway Company (“KCSR”), a subsidiary of KCS, since May 1995. He has served as Chairman of the Board of KCSR since November 1999. Mr. Haverty has served as a director of the Panama Canal Railway Company, an affiliate of KCS, since October 1996 and as Co-Chairman of the Board of Directors of that company since May 1999. Mr. Haverty has served as Co-Chairman of Panarail Tourism Company, an affiliate of KCS, since October 2000. He is also a director and Chairman of the Executive Committee of the Board of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., an affiliate of KCS. Mr. Haverty previously served as Chairman and Chief Executive Officer of Haverty Corporation from 1993 to May 1995, acted as an independent executive transportation adviser from 1991 to 1993 and was President and Chief Operating Officer of The Atchison, Topeka and Santa Fe Railway Company from 1989 to 1991. Mr. Haverty is also a director of MGP Ingredients, Inc., Atchison, Kansas.

Thomas A. McDonnell, age 58, has served as a director of KCS since March 18, 2003. Mr. McDonnell is not an officer of KCS. He previously served as a director of KCS from 1983 until October 1995, as Executive Vice President of KCS from February 1987 until October 1995, and as a director of The Kansas City Southern Railway Company from December 1989 through October 1995. Mr. McDonnell has served as a director of DST since 1971, as Chief Executive Officer of DST since October 1984, and as President of DST since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer of DST from February 1973 to September 1995 and as Vice Chairman of the Board from June 1984 to September 1995. DST provides information processing and computer software services and products to the financial services industry (primarily mutual funds, corporations and investment managers), video/broadband/satellite TV industry, communications industry and other service industries. He is a director of BHA Group Holdings, Inc., Blue Valley Ban Corp., Commerce Bancshares, Inc., Computer Sciences Corporation, Euronet Worldwide, Inc. and Garmin Ltd. and serves on the audit committees of each of these public companies, with the exception of Blue Valley Ban Corp.

Policy on Director Attendance at Annual Stockholder Meetings.

KCS directors are expected to attend annual stockholder meetings. All directors serving at the time of the 2003 annual stockholder meeting attended that meeting.

Director Qualifications, Qualities and Skills.

The Corporate Governance Guidelines of Kansas City Southern (the “Guidelines”), available at www.kcsi.com, set forth certain qualifications, qualities and skills that directors and nominees must meet to be directors or to be considered as director-nominees. Under the Guidelines, the KCS directors and nominees must be committed to representing the long-term interests of stockholders and must meet, at a minimum, the following qualifications:

•	Highest personal and professional ethics, integrity and values;

•	Independence, in accordance with the requirements of the NYSE, unless their lack of independence would not prevent two-thirds of the Board from meeting such requirements;

•	No current service on boards of companies that, in the judgement of the Nominating and Corporate Governance Committee, are in competition with, or opposed to the best interests of, the Company;

•	No current service on more than three Boards of public companies other than the KCS Board and any board of a company of which the director serves as CEO, unless the Board determines affirmatively that such service will not prevent the nominees from fully discharging their responsibilities as directors of KCS; provided that any current director who does not meet this requirement will have until the Annual Meeting of Stockholders in 2005 to come into compliance; and

•	Below the age of 72 years as of the date of the meeting at which their election would occur.

Additionally, it is considered desirable that directors and nominees possess the following qualities and skills:

•	Significant experience at policy making levels in business, government or education;

•	Significant experience or relationships in, or knowledge about, geographic markets served by KCS or industries that are relevant to KCS’s business;

•	Willingness to devote sufficient time to carrying out their duties and responsibilities effectively, including service on appropriate committees of the Board.

KCS’s Bylaws also provide that no one who is 72 years old shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term. KCS’s Certificate of Incorporation and Bylaws do not have any other eligibility requirements for directors.

Non-Management Director Independence.

The Non-Management Directors constitute a majority of the Board of Directors, and the Board has determined each of them, other than Ambassador James Jones, to be independent under NYSE standards. In determining the independence of each Non-Management Director, the Board of Directors applied categorical standards of independence contained in the Guidelines. The standards assist the Board in determining that a director has no material relationship with KCS, either directly or as a partner, shareholder or officer of an organization that has a relationship with KCS. Under the standards, to be considered independent, no member of the Board may have, during the three-year period prior to the determination: (a) had a material relationship with KCS (directly or as a partner, shareholder or officer of an organization that has such a relationship); provided, a material relationship shall not be inferred merely because (i) the director is a director, officer, shareholder, partner or principal of, or advisor to, another company that does business with KCS and the annual sales to, or purchases from, KCS are less than 1% of the annual revenues of the other company if the director does not receive any compensation as a direct result of such business with KCS or (ii) the director is an officer, director or trustee of a charitable organization, and KCS’s discretionary charitable contributions to that organization are less than $100,000 or 1% of that organization’s annual charitable receipts; (b) been an employee, or have had an immediate family member who was an executive officer, of KCS; (c) been affiliated with or employed by, or have any immediate family member who was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of KCS; (d) been employed, or have had an immediate family member who was employed, as an executive officer of another company where any of KCS’s present executives serve on that company’s compensation committee; (e) received, or have an immediate family member who received, more than $100,000 per year in direct compensation from KCS, other than director and committee fees, pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on future service); (f) been an executive officer or an employee, or have an immediate family member who was an executive officer, of a company that makes payments to, or receives payments from, KCS for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues. In determining independence, the Board of Directors concluded that each of the Non-Management Directors, other than Ambassador James Jones, has no material relationship with KCS under these standards.

Committees of the Board of Directors

The Board of Directors has established the following standing committees: an Executive Committee; an Audit Committee; a Compensation and Organization Committee; and a Nominating and Corporate Governance Committee. The members of the committees are elected at the Board’s annual meeting immediately following KCS’s annual meeting of stockholders. During 2003, there was one meeting by telephone of the Executive Committee, seven meetings of the Audit Committee, three of which were by telephone, and five meetings of the Compensation and Organization Committee, one of which was by telephone. The Nominating and Corporate Governance Committee held three meetings during 2003, one of which was by telephone.

The Executive Committee

The Executive Committee consists of KCS’s Chairman of the Board and Chief Executive Officer and three non-officer directors elected by the Board to serve one-year terms. When the Board is not in session, the Executive Committee has all the powers of the Board for management of KCS in all cases in which specific directions have not been given by the Board.

The members of the Executive Committee are: Michael G. Fitt (Chairman), Michael R. Haverty, James R. Jones and Landon H. Rowland.

The Audit Committee

The Audit Committee consists of three non-management directors elected by the Board of Directors to serve staggered three-year terms. The members of the Audit Committee are independent (as independence is defined in the NYSE’s listing standards). In determining independence, the Board of Directors concluded that each of these non-management directors has no material relationship with KCS under the standards set forth in the Guidelines. The Board of Directors has determined that Byron G. Thompson and Michael G. Fitt are each an “audit committee financial expert” as that term is defined in applicable securities laws and regulations. The Board of Directors determined that Mr. Thompson qualifies as an audit committee financial expert based on his experience as Chairman and previously CEO of Country Club Bank. Functions performed by the Audit Committee include appointing and preapproving the fees of the independent auditor and preapproving fees for other non-audit services to be provided by the independent accountants, reviewing with management and the independent auditor KCS’s annual audited financial statements and quarterly financial statements, reviewing certain other public disclosures, and assisting the Board of Directors in oversight of the internal audit function, legal and regulatory compliance, and integrity of financial statements and certain internal controls. Under the Guidelines, the members of the Audit Committee may not serve on more than three boards of directors of public companies other than the KCS Board, unless the KCS Board determines affirmatively that such service will not prevent the Audit Committee members from fully discharging their responsibilities as Directors of KCS. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A and is available at www.kcsi.com.

The members of the Audit Committee are: A. Edward Allinson, Michael G. Fitt and Byron G. Thompson (Chairman).

The report of the Audit Committee is set forth in the section under “Audit Matters.”

The Compensation and Organization Committee

The Compensation and Organization Committee (the “Compensation Committee”) consists of three non-management directors each of whom are independent (as independence is defined in the NYSE’s listing standards), considered non-employee directors under Section 162(m) of the Internal Revenue Code and considered non-management directors under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Compensation Committee members are elected annually by the Board, taking into consideration any recommendations of the Nominating and Corporate Governance Committee, to serve one-year terms. The Compensation Committee has the following duties and responsibilities: (a) review and approve periodically guidelines for base, annual incentive and long-term compensation programs for management employees of KCS and, as prescribed by resolution of the Board, subsidiaries, consistent with the compensation philosophy of the Compensation Committee; (b) review and approve corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate and review with the CEO the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation; (c) review and approve the CEO’s recommendations concerning the compensation of the senior management of KCS; (d) in consultation with the CEO, the Chief Financial Officer, the Vice President of Human Resources and, if deemed appropriate by the Chairperson of the Compensation Committee, an independent outside consultant, review and recommend to the Board compensation for directors, including stock option awards, fees, and benefits; (e) establish and communicate to the senior management the Board’s expectations concerning KCS stock ownership, with the goal of promoting long-term ownership of

KCS stock and further aligning the interests of senior management with KCS’s shareholders; (f) administer the compensation plans of KCS and certain subsidiaries under which the Compensation Committee has been granted administrative responsibility in accordance with the terms of those plans, including, as applicable, approving all stock option grants and pools, establishing performance goals and targets under incentive plans, and determining whether or not such goals have been attained (the Compensation Committee has the authority to delegate responsibility in accordance with the terms of the applicable plan); (g) review and recommend for approval by the Board new plans or material changes in existing compensation and benefit plans, and monitor the appropriateness and effectiveness of such plans; (h) review succession planning for key officers at KCS and KCSR; (i) review and approve the contents of KCS’s disclosures concerning compensation matters in Securities and Exchange Commission (“SEC”) and other regulatory filings, including the disclosure of executive compensation in KCS’s annual proxy statement; (j) retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of directors, CEO or executive Officers of KCS, including the sole authority to select the consultant and to approve the consultant’s fees and the other material terms of the engagement; (k) obtain advice and assistance from internal or external legal, accounting or other advisors as required for the performance of its duties; (l) monitor compliance with legal prohibitions on loans to directors and executive officers of KCS; (m) annually participate in a self-assessment of performance and, in conjunction with the Nominating and Corporate Governance Committee, undertake an annual evaluation of the qualifications of the members of the Compensation Committee; (n) prepare an annual report on compensation of senior management for inclusion in KCS’s proxy statement in accordance with applicable laws, rules and regulations; and (o) perform such other duties and exercise such other powers as directed by resolution of the Board not inconsistent with the Compensation Committee Charter or as required by applicable laws, rules, regulations and NYSE listing standards.

The members of the Compensation and Organization Committee are: A. Edward Allinson (Chairman), Michael G. Fitt and Rodney E. Slater.

The Compensation Committee’s report on executive compensation is set forth in the section under “Management Compensation.”

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) consists of three non-management directors elected by the Board of Directors to serve staggered three year terms. The members of the Nominating Committee are independent (as independence is defined in the NYSE’s listing standards). The Nominating Committee recommends to the Board of Directors suitable nominees for election to the Board of Directors or to fill newly created directorships or vacancies on the Board of Directors. The Nominating Committee may form and delegate authority to subcommittees when appropriate in its judgment. The Nominating Committee shall: (a) develop and apply criteria to the selection of director nominees; (b) establish and publish on the Company’s website a policy concerning the treatment of shareholder recommended nominees to the Board; (c) develop and implement a procedure to periodically evaluate the performance of management, all of the committees of the Board (including the Nominating Committee) and the Board and compliance with corporate governance procedures at KCS; (d) establish and maintain an orientation program for new directors and a continuing education program for all directors; (e) annually review and reassess the adequacy of the Nominating Committee charter and recommend any proposed changes to the Board of Directors for approval; (f) make recommendations to the Board with respect to the selection of members of committees of the Board; and (g) perform any other activities consistent with its charter, KCS’s By-laws and governing law as the Nominating Committee or the Board of Directors deems appropriate. The Nominating Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors, and has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other terms of the engagement.

Members of the Nominating Committee discussed the qualifications of Director Nominee Karen L. Pletz. The Nominating Committee met on February 24, 2004, at which time it passed a resolution to recommend Ms. Pletz to the full Board of Directors for election to the Board of Directors to serve in the class of directors whose terms expire at the Annual Meeting and to recommend Ms. Pletz to the full Board of Directors for election to the Board of Directors at the Annual Meeting.

The Nominating Committee generally will consider director nominees recommended by stockholders. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating and Corporate Governance Committee. Stockholders should see “Stockholder Proposals” and “Other Matters” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of KCS stockholders.

The members of the Nominating and Corporate Governance Committee are: A. Edward Allinson, Thomas A. McDonnell (Chairman) and Rodney E. Slater.

Compensation of Directors

Directors who are officers or employees of KCS or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. No fees were paid during 2003 to any director or Named Executive Officer (as defined herein) of KCS for service on any board of directors of any subsidiary of KCS.

The Non-Management Directors (those directors who are not employees of KCS or its subsidiaries) are not paid any retainers for Board or committee membership. The Non-Management Directors are paid $4,000 for each Board meeting attended in person or $2,000 for telephone meetings. The Non-Management Directors are also paid $2,000 for each committee meeting attended in person or $1,000 for telephone meetings. The Chair of a committee receives an additional $500 for each committee meeting. The Non-Management Directors may also be granted awards, including among others, options to buy shares of KCS Common Stock, pursuant to the 1991 Plan, as determined by the Committee (as defined in such plan). The Non-Management Directors (other than Ms. Pletz, who was not a director in 2003) were each granted options for 10,000 shares of KCS Common Stock in 2003. Ms. Pletz was granted options for 20,000 shares of KCS Common Stock upon her election as a director on March 1, 2004.

Directors of KCS are permitted to defer receipt of directors’ fees under an unfunded directors’ deferred fee plan adopted by the Board of Directors. Earnings for time periods prior to June 1, 2002 accrue interest on deferred fees from the date the fees are credited to the director’s account, and on the earnings on deferred fees from the date the earnings are credited to the account. The rate of earnings is determined annually and is at a rate one percentage point less than the prime rate in effect at Chemical Bank on the last day of the calendar year. A director may request that the rate of earnings be determined pursuant to a formula based on the performance of certain mutual funds advised by Janus

Capital Management LLC, provided that the plan administrator is not obligated to follow such request and may at its sole discretion continue to determine earnings by reference to the prime rate of Chemical Bank as discussed above. Earnings on the amount credited to a director’s account as of May 31, 2002 and earnings on deferred fees and earnings credited to the director’s account on and after June 1, 2002, will be determined by the hypothetical “investment” of deferred fees based on the director’s election among investment options designated by KCS from time to time for the deferred fee plan. An underlying investment rate determined from time to time by the Board (currently U.S. Treasury securities with a maturity of 10 years plus one percentage point, adjusted annually on July 1) is used to credit with interest any part of a director’s account for which a mutual fund has not been designated as the hypothetical “investment.” Upon a director ceasing to be a director of KCS, the KCS Board has the sole discretion to elect to distribute the director’s account value in annual installments over a ten-year period or in a single lump sum payment. Distributions under the plan are allowed prior to cessation as a director in certain instances as approved by the Board of Directors. The Board may designate a plan administrator, but in the absence of such designation, the Secretary of KCS will administer the plan.

At the request of KCS, each of Messrs. Allinson and Fitt entered into certain agreements with KCS to forego certain compensation due them by KCS and to have loans made by KCS, in the amount of compensation foregone by Messrs. Allinson and Fitt, respectively, to trusts established by each of them, with the principal amount of such loans to be used to pay premiums on life insurance policies. See the discussion below in “Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions.”

Stockholder Communications with the Board.

Stockholders may communicate directly with the Board, with Non-Management Directors or with any individual Director by sending such communication in writing to the office of the Corporate Secretary, Kansas City Southern, P.O. Box 219335, Kansas City, Missouri, 64121-9335, or by express carrier to Corporate Secretary, Kansas City Southern, 427 West 12th Street, Kansas City, Missouri 64105. To be considered, such communications must be signed by the stockholder, with the stockholders’ name, address and telephone number and such information as may be necessary to verify the stockholder’s ownership of common stock or preferred stock of the Company. All such communications made in compliance with these requirements will be forwarded by the Corporate Secretary, following verification of the stockholder’s ownership of corporate securities, to the Chairman of the Nominating and Corporate Governance Committee, to the Presiding Director, or to any individual Director identified in such communication as the intended recipient. The Chairman of the Nominating and Corporate Governance Committee, the Presiding Director and any other recipient of such stockholder communication shall review the communication with the Board or group addressed in the communication for such response or other action as the Board or group shall deem appropriate.

Legal Proceedings

On November 19, 2002, Stilwell, now Janus Capital Group Inc., filed a Statement of Claim against KCS with the American Arbitration Association. This claim involves the entitlement to compensation expense deductions for federal income tax purposes which are associated with the exercise of certain stock options issued by Stilwell (the “Substituted Options”) in connection with the Spin-off of Stilwell from KCS on July 12, 2000. Stilwell alleges that upon exercise of a Substituted Option, Stilwell is entitled to the associated compensation expense deductions. Stilwell bases its claim on a letter, dated August 17, 1999, addressed to Landon H. Rowland, Chairman, President and Chief Executive Officer of Kansas City Southern Industries, Inc. (the “Letter”), purporting to allow Stilwell to claim such deductions. The Letter was signed by the Vice President and Tax Counsel of Stilwell, who was also at the time the Senior Assistant Vice President and Tax Counsel of KCS, and by Landon H. Rowland, currently a director of KCS and the non-executive Chairman of Janus Capital Group Inc., who was at that time a director and officer of both Stilwell and KCS.

Stilwell seeks a declaratory award and/or injunction ordering KCS to file and amend its tax returns for the tax year 2000 and subsequent years to reflect that KCS does not claim the associated compensation expense deductions and to indemnify Stilwell against any related taxes imposed upon Stilwell, which allegedly has taken, and plans to take, such deductions. On December 20, 2002, KCS filed an Objection to Stilwell’s Demand for Arbitration and Motion to Dismiss. KCS disputes the validity and enforceability of the Letter. KCS asserts, among other things, that a Private Letter Ruling issued by the Internal Revenue Service on July 9, 1999 provides that KCS subsidiaries are entitled to compensation expense deductions upon exercise of Substituted Options by their employees.

KCS has answered that the claims of Stilwell are without merit and intends to vigorously defend against them. KCS is unable to predict the outcome, but does not expect this matter to result in any material adverse financial consequences to KCS’s net income in the event, which it regards as unlikely, that it would not prevail.

Compensation Committee Interlocks and Insider Participation; Certain Relationships and Related Transactions

On September 29, 2000, KCS and Manatt, Phelps & Phillips entered into an agreement commencing October 1, 2000 and ending October 31, 2002, under which the law firm of Manatt, Phelps & Phillips and James R. Jones agreed to provide KCS with advice and assistance with reference to issues and transactions in Mexico and other international venues. In consideration of the services provided, KCS agreed to pay Manatt, Phelps & Phillips the sum of $10,000 per month. Mr. Jones, a director of KCS, acts as Senior Counsel to Manatt, Phelps & Phillips and receives a salary from such law firm for his services as Senior Counsel. The fees paid by KCS to such law firm did not exceed 5% of the law firm’s gross revenues for that firm’s last full fiscal year. This agreement was extended from October 31, 2002 to October 31, 2004.

At the request of KCS, Mr. Allinson entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pursuant to the Agreement to Forego Compensation between Mr. Allinson and KCS, in which Mr. Allinson agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Allinson and KCS, KCS agreed to loan $523,662 (the amount of compensation foregone by Mr. Allinson) to The A. Edward Allinson Irrevocable Trust Agreement, Courtney Ann Arnot, A. Edward Allinson III and Bradford J. Allinson, Trustees (the “Allinson Trust”) with interest, and with the loan principal amount to be used by the Allinson Trust to pay a premium on a life insurance policy on the life of Mr. Allinson. KCS made the loan to the Allinson Trust and the Allinson Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $523,662 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of Mr. Allinson (or immediately due and payable upon the occurrence of any of certain specific events). Under the terms of the promissory note, the Trust may elect to reset the interest rate equal to the Applicable Federal Rate provided for under Internal Revenue Code Section 7872(f)(2)(A) in effect on the reset date. Only one reset of the interest rate is allowed. The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002 and no reset of the interest rate has occurred. The trustees and beneficiaries of the Trust are members of Mr. Allinson’s immediate family.

At the request of KCS, Mr. Fitt entered into an Agreement to Forego Compensation and a loan agreement as described in this paragraph. Pusuant to the Agreement to Forego Compensation between Mr. Fitt and KCS, in which Mr. Fitt agreed to forego all of the balance payable to him under his retirement plan account in the KCS Directors’ Deferred Fee Plan, and the loan agreement between Mr. Fitt and KCS, KCS agreed to loan $975,346 (the amount of compensation foregone by Mr. Fitt) to The Michael G. Fitt and Doreen E. Fitt Irrevocable Insurance Trust, Anne E. Sykes, Colin M-D. Fitt and Ian D.G. Fitt, Trustees (the “Fitt Trust”) with interest, and with the loan principal amount to be used by the Fitt Trust to pay a premium on a life insurance policy on the lives of Mr. Fitt and his wife. KCS made the loan to the Fitt Trust and the Fitt Trust, as Maker, executed a promissory note in favor of KCS, as Holder, in the principal amount of $975,346 plus interest at the rate of 5.49% compounded semi-annually. Pursuant to the terms of the promissory note, the Trust is designated as beneficiary to receive the policy death benefit or any benefit paid at policy maturity. The entire principal sum of the promissory note plus accrued interest thereon is due and payable to KCS within 90 days following the death of the last survivor of Mr. Fitt or his wife (or immediately due and payable upon the occurrence of any of certain specific events). The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002. The trustees and beneficiaries of the Trust are members of Mr. Fitt’s immediate family.

Broadway Square Partners, LLP is a limited liability partnership in which DST Realty, Inc. (a 100% owned subsidiary of DST) is a 50% general partner. Broadway Square Partners, LLP owns and leases to KCSR the headquarters building occupied by KCS and KCSR at 427 West 12th Street, Kansas City, Missouri. The lease is a 17-year lease which began in April 2002. Payments made by KCSR under the lease in 2003 to Broadway Square Partners, LLP were approximately $2.2 million and are estimated to be approximately $2.7 million in 2004. In addition, Broadway Square Partners, LLP owns the former headquarters building previously occupied by KCS at 114 West 11th Street, Kansas City, Missouri, and leases a floor of it to Southern Development Company (a wholly-owned subsidiary of KCSR) for operations personnel. Payments made to Broadway Square Partners, LLP under this lease total approximately $215,000 annually. Thomas A. McDonnell, a director of KCS, is the President, Chief Executive Officer and a director of DST. Mr. McDonnell is a director of DST Realty, Inc. and was Chairman of the Board of Directors of DST Realty, Inc. from February 5, 1999 to March 18, 2003. Mr. McDonnell does not own any stock in DST Realty, Inc., and owns less than 1% of the outstanding common stock of DST. Mr. McDonnell does not receive any salary from DST Realty, Inc. or Broadway Square Partners, LLP, nor any direct financial benefit from the payments discussed above.

AUDIT MATTERS

Report of the Audit Committee

April 5, 2004

In accordance with the Audit Committee’s written charter duly adopted by the Board of Directors, we have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

The Audit Committee

A. Edward Allinson

Michael G. Fitt

Byron G. Thompson, Chairman

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed to KCS for the fiscal years ended December 31, 2002 and December 31, 2003 by KPMG LLP:

KPMG LLP

	2002		2003
Audit Fees	$608,268	*	$614,927	*
Audit Related Fees (a)(b)	180,413		114,989
Tax Fees (a)	11,320		6,225
All Other Fees (a)(c)	4,340		58,487

*	Audit fees in 2002 includes additional audit fees paid in 2002 subsequent to publication of the proxy statement for the annual meeting of stockholders in 2003. Audit fees in 2003 includes approximately $94,200 of estimated fees because final terms and fees for certain audit services have not been finalized.

(a)	The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

(b)	Includes fees for comfort letters, review of private offering documents and SEC filings in 2002 and 2003, as well as review of financial accounting standard implementation in 2003 and review of a debt refinancing in 2002.

(c)	Includes fees for consulting services in both 2002 and 2003.

Independent Public Accountants

The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2004 consolidated financial statements.

One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

PROPOSAL 2—RATIFICATION OF THE AUDIT COMMITTEE’S

SELECTION OF INDEPENDENT ACCOUNTANTS

The Audit Committee has selected the firm of KPMG LLP as KCS’s independent accountants to examine KCS’s 2004 consolidated financial statements. KPMG LLP served as KCS’s independent accountants for 2003. No relationship exists between KCS and KPMG LLP other than that of independent accountant and client. KCS seeks its stockholders’ ratification of the Audit Committee’s selection of KCS’s independent accountants even though KCS is not legally required to do so. If KCS’s stockholders ratify the Audit Committee’s selection, the Audit Committee nonetheless may, in their discretion, retain another independent accounting firm at any time during the year if the Audit Committee feels that such change would be in the best interest of KCS and its stockholders. Alternatively, in the event that this proposal is not approved by stockholders, the Audit Committee will re-evaluate its decision. One or more representatives of KPMG LLP are expected to be present at the Annual Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders. As explained further under “How does KCS Decide Whether its Stockholders Have Approved any of the Proposals,” approval of this proposal requires the affirmative vote of a majority of the shares of Voting Stock present at the Annual Meeting that are entitled to vote on the proposal, assuming a quorum.

YOUR BOARD RECOMMENDS THAT YOU VOTE

“FOR”

RATIFICATION OF THE AUDIT COMMITTEE’S

SELECTION OF KPMG LLP

MANAGEMENT COMPENSATION

Compensation and Organization Committee Report on Executive Compensation

Introduction

The Board of Directors believes that increasing the value of KCS to its stockholders is its most important objective. In support of this objective, the Board charges the Compensation and Organization Committee (the “Committee”) with the responsibility of designing compensation packages for KCS’s executives that provide substantial incentives to increase stockholder value while enabling KCS to attract and retain exceptionally qualified executives. The Board emphasizes its overall objective by also relating the Non-Management Directors’ compensation to stockholder value through stock options.

The Committee seeks to align the interests of KCS executives with the Board’s overall objective through a compensation strategy that emphasizes long-term stock ownership and closely links executive compensation with KCS’s operating performance and changes in stockholder value. In designing those compensation packages, the Committee believes KCS’s compensation packages should provide executives with market competitive base salaries and the opportunity to earn additional compensation if KCS’s operating performance meets certain performance goals and if stockholders experience long-term increases in the value of their stock. The Committee also believes that KCS’s executives should maintain a significant equity interest in KCS, but that executives should earn such interest only if KCS’s stockholders also experience an increase in the value of their investment.

For 2003, the Committee implemented this strategy through compensation packages for executives that:

•	Provide for cash incentive payments if KCS met certain performance goals for 2003 in the areas of earnings before interest and taxes (“EBIT”) and operating ratio;

•	Provide stock-based incentives through awards of stock options that require, for the recipient to receive any benefits, market price increases in KCS’s Common Stock; and

•	Emphasize long-term stock ownership through the Committee’s consideration of the retention of past KCS stock-based awards in determining the levels of future stock-based grants.

The result is that a significant portion of these compensation packages is based upon at-risk components.

To assist the Committee with its responsibilities, the Committee utilizes the expertise of independent compensation consultants. In addition to advising the Committee, the compensation consultants provide the Committee with surveys of compensation practices of selected industries and companies. The compensation surveys used to determine competitive market pay range for KCS executives focus on general industrial companies having revenues comparable to KCS and publicly traded railroads. These compensation surveys include some of the companies comprising the Dow Jones US Transportation Average (the peer group used in the stock performance graph below), as well as other companies in other industries. The Committee believes using a broader sample of companies better represents the market for executives. Where appropriate, compensation data from these surveys are adjusted through regression analysis to estimate compensation levels at companies similar in size to KCS or its operating units. The next section of this report details the compensation program for these executives.

Compensation Package Components in 2003

Base Salary. The Committee determines the level of base salaries for all of the executives for whom the Committee has responsibility. The Committee generally targets the 50th percentile of the observed competitive market practice in setting base salary levels. Actual executive salaries vary from this targeted positioning based on individual contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.

Cash Incentive Payment. The Committee implemented an annual cash incentive program for 2003 with bonus amounts based on the Company’s operating results for the year. The Committee approved target bonus opportunities and corresponding company-wide performance goals for 2003 in the areas of EBIT and operating ratio.

Each year going forward, the Committee will determine whether an annual cash incentive program will be adopted for that year and will establish participation, award opportunities and corresponding performance measures and goals.

Stock Compensation. A key component of the Committee’s strategy has been to make stock-based incentives a portion of the executives’ total compensation package, primarily through stock options. The Committee determined that stock option grants made to executives in 2003 would only provide one-year’s worth of long-term incentive opportunity, rather than the multiple years as used in prior grants. By using stock options, the Committee seeks to ensure that the executives will receive incentive compensation only if KCS’s stockholders also experience an increase in the value of their investment and that any such compensation is linked directly to such increases in KCS’s stock price.

To determine how many options to grant in connection with the compensation packages, the Committee first considers each individual’s targeted total compensation (salary, target bonus and long-term incentive opportunity) for the period in question. Targeted total compensation levels for KCS executives generally approximate the median of observed market practices as determined by the compensation surveys. The survey-derived amounts may be adjusted by the Committee to take into account the individual’s contribution and performance, level of responsibility, experience and KCS’s corporate performance. The Committee does not give any specific weighting to any of these factors.

An option valuation model is utilized to calculate the risk-adjusted value of each stock option to determine the number of options to be awarded. Each executive’s total option grant value is intended to provide one year’s worth of long-term incentive opportunities.

In addition, certain executives may receive stock options under the 1991 Plan, or cash, in connection with KCS’s Executive Plan, as an annual benefit in an amount equal to the excess amount of annual contributions the executive would have been entitled to receive under one or more of the KCS 401(k) and Profit Sharing Plan and The Employee Stock Ownership Plan if any limitations imposed on such contributions by certain sections of the Internal Revenue Code were disregarded.

The Committee has approved a change to the stock compensation portion of the executive compensation package to begin in 2004. Awards of performance shares will replace a portion of the stock option award value. The grant of performance shares will underscore KCS’s commitment to strong operating discipline, returns to shareholders and stock ownership by executives. Under the plan, executives will be eligible to receive shares of KCS stock based on the degree of achievement of 3 year financial performance goals for improved operating efficiency and cash generation.

Compensation of the Chief Executive Officer

The compensation package for Mr. Haverty, the Chief Executive Officer of KCS, is based upon the same compensation strategy, and utilizes compensation surveys of the same types of companies, used by the Committee for the other executives of KCS and KCSR discussed above. The potential cash incentive payment and stock option grants were designed to result in total compensation at the 75th percentile of the range of total compensation indicated in the surveys. In addition, Mr. Haverty received stock options under the 1991 Plan in connection with KCS’s Executive Plan, discussed above, in 2003 relating to his 2002 compensation, and in 2004 relating to his 2003 compensation.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally limits the deduction by publicly held corporations for federal income tax purposes of compensation in excess of $1 million paid to any of the executive officers listed in the summary compensation table (the “Named Executive Officers”) unless it is “performance-based.”

Except as otherwise set forth, the Committee intends to qualify all compensation expense as deductible for federal income tax purposes. The compensation packages of the Named Executive Officers for 2003 included base salary and, subject to the limitations under the compensation package discussed above, stock, and the highest total base salary is within the $1 million limit. The stock compensation awarded to those officers has the potential to result in total compensation in excess of the $1 million limit of Section 162(m).

Except with respect to certain stock options granted in 2000 to Mr. Haverty as part of his executive compensation package, KCS believes it has taken all steps necessary, including obtaining stockholder approval, so that any compensation expense that KCS may incur as a result of awards under the 1991 Plan with respect to those Named Executive Officers whose compensation might present an issue qualifies as performance-based compensation for purposes of Section 162(m) so that any portion of this component of the executive compensation packages will be deductible for federal income tax purposes. Mr. Haverty has indicated that he intends to manage the exercise of such options discussed above so that the number of such options he exercises in any given year will not result in his total compensation exceeding the $1 million limit of Section 162(m).

The Committee will review from time to time in the future the potential impact of Section 162(m) on the deductibility of executive compensation. However, the Committee intends to maintain the flexibility to take actions that it considers to be in the best interests of the Company and its stockholders and which may be based on considerations in addition to tax deductibility.

The Compensation and Organization Committee.

A. Edward Allinson

Michael G. Fitt

Rodney E. Slater

Stock Performance Graph

The following graph shows the changes in value over the five years ending December 31, 2003 of an assumed investment of $100 in: (i) KCS’s Common Stock; (ii) the stocks that comprise the Dow Jones US Transportation Average Index(1); and (iii) the stocks that comprise the S&P 500 Index(2). The table following the graph shows the value of those investments as of December 31 of each of the years indicated. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested. The 2000 dividend includes the Stilwell Financial Inc. (now Janus Capital Group Inc.) stock dividend distributed on July 12, 2000, which for purposes of this graph and table was treated as a cash dividend and as reinvested.

KANSAS CITY SOUTHERN

RELATIVE MARKET PERFORMANCE

TOTAL RETURN 1998-2003

Year Ended December 31,	1998	1999	2000	2001	2002	2003

KCS Total Return	$100.00	$152.15	$159.78	$222.99	$189.37	$225.99
Dow Jones US Transportation Average Total Return	$100.00	$95.48	$95.86	$86.95	$76.97	$101.48
S&P 500 Index Total Return	$100.00	$121.04	$110.02	$96.95	$75.52	$97.18

(1)	The Dow Jones US Transportation Average (formerly known as The Dow Jones Transportation Average) is an index prepared by Dow Jones & Co., Inc., an independent company.

(2)	The S&P 500 is an index prepared by Standard and Poor’s Corporation, an independent company. The S&P 500 Index reflects the change in weighted average market value for 500 companies whose shares are traded on the New York Stock Exchange, American Stock Exchange and in the over-the-counter market. Information concerning Standard and Poor’s Corporation and the S&P 500 Index is available on the Internet at www.stockinfo.standardpoor.com.

Summary Compensation Table

The Summary Compensation Table shows certain information concerning the compensation earned in the fiscal years ended December 31, 2003, 2002 and 2001 by the Chief Executive Officer of KCS and the four other most highly compensated executive officers during 2003 (collectively, the “Named Executive Officers”). The table shows amounts earned by such persons for all services rendered in all capacities to KCS and its subsidiaries during the past three years.

	Annual Compensation				Long-Term Compensation Awards			All Other Compensation ($)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)(1)	Securities Underlying Options/SARs (#)(2)

Michael R. Haverty Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	630,108 620,004 540,180	— — —	— — —	— — —	105,901 13,207 12,363	(3)	92,621 88,773 93,105	(3)
Gerald K. Davies Executive Vice President and Chief Operating Officer	2003 2002 2001	320,004 312,108 284,250	— — —	— — —	— — —	51,897 5,513 5,160	(4)	49,065 43,571 43,552	(4)
Ronald G. Russ Executive Vice President and Chief Financial Officer	2003 2002 2001	265,008 128,338 N/A	— — N/A	— — N/A	— 0 N/A	48,686 170,000 N/A	(5)	62,321 20,223 N/A	(5)
Jerry W. Heavin Senior Vice President— Operations of KCSR	2003 2002 2001	206,304 176,623 50,000	— — —	— — —	— 0 —	32,996 112,000 20,000	(6)	28,479 17,388 2,352	(6)
Louis G. Van Horn Former Vice President and Comptroller	2003 2002 2001	169,008 164,004 154,449	— — —	— — —	— — —	15,000 — —	(7)	28,230 10,744 12,997	(7)

(1)	The dollar value of restricted stock awards (net of any consideration paid by the Named Executive Officer) is calculated by multiplying the closing market price of KCS Common Stock on the date of grant by the number of shares awarded. If such calculation results in a negative amount, the dollar value shown is $0. The number and value of the aggregate restricted stock holdings of each of the Named Executive Officers at the end of fiscal year 2003 are as follows: Mr. Heavin—1,000 shares with a value of $0.00 and Mr. Russ—10,000 shares with a value of $0.00. The value (net of any consideration paid by such Named Executive Officers) of these restricted shares is based on the closing market price of KCS Common Stock on December 31, 2003. The shares of restricted stock held by each of Messrs. Heavin and Russ are restricted until November 7, 2007. Dividends will only be paid on the restricted stock when, as and if declared and paid on KCS Common Stock.

(2)	For a discussion of options to purchase Stilwell common stock granted by Stilwell in 2000 in connection with the Spin-off, as part of an equitable adjustment of KCS options granted prior to the Spin-off, see “Stilwell Options Granted in Connection with the Spin-off” below.

(3)	All other compensation for Mr. Haverty for 2003 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,000; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; (c) an accrual of $79,557 related to KCS’s Executive Plan which was paid in options granted in 2004 under the 1991 Plan; and (d) a gold coin valued at $688 for attending a meeting of the Board of TFM. The options for 15,901 shares granted under the 1991 Plan in 2003 represent the payment of his annual benefit for 2002 related to KCS’s Executive Plan, which is reflected as an accrual of $79,821 in all other compensation for Mr. Haverty in 2002. (The options for 13,207 shares granted in 2002 under the 1991 Plan represented the payment of his annual benefit for 2001 related to KCS’s Executive Plan).

(4)	All other compensation for Mr. Davies for 2003 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,000; and (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; (c) an accrual of $36,001 related to KCS’s Executive Plan which was paid in options granted in 2004 under the 1991 Plan; and (d) a gold coin valued at $688 for attending a meeting of the Board of TFM. The options for 6,897 shares granted under the 1991 Plan in 2003 represent the payment of his annual benefit for 2002 related to KCS’s Executive Plan, which is reflected as an accrual of $34,619 in all other compensation for Mr. Davies in 2002. (The options for 5,513 shares granted in 2002 under the 1991 Plan represented the payment of his annual benefit for 2001 related to KCS’s Executive Plan).

(5)

Mr. Russ joined KCS on June 1, 2002. All other compensation for Mr. Russ for 2003 is comprised of: (a) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; (b) an accrual of $26,376 related to KCS’s Executive Plan which was paid in options granted in 2004 under the 1991 Plan and (c) $6,000 for relocation expenses and $27,569 which was paid to third parties for relocation. The options for 3,686 shares granted under the 1991 Plan in 2003 represent payment of his annual benefit for 2002 related to KCS’s Executive Plan, which is reflected as an accrual of $18,501 in all other compensation for Mr. Russ in 2002.

(6)	Mr. Heavin joined KCSR on September 1, 2001. Mr. Heavin was promoted to his current position in July 2002 and his 2002 annual base salary was increased at that time. All other compensation for Mr. Heavin for 2003 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $10,000; (b) premiums on group term life insurance of $1,920, accidental death and dismemberment insurance of $240 and long-term disability insurance of $216; and (c) an accrual of $16,103 related to KCS’s Executive Plan which was paid in options granted in 2004 under the 1991 Plan. The options for 2,996 shares granted under the 1991 Plan in 2003 represent payment of his annual benefit for 2002 related to KCS’s Executive Plan, which is reflected as an accrual of $15,036 in all other compensation for Mr. Heavin in 2002.

(7)	All other compensation for Mr. Van Horn for 2003 is comprised of: (a) a contribution to his account under KCS’s 401(k) plan of $6,950.15; (b) premiums on group term life insurance of $1,578.24, accidental death and dismemberment insurance of $197.28 and long-term disability insurance of $216; (c) an amount paid pursuant to the KCS Executive Plan of $7,041; and (d) vacation pay of $12,247. The options granted for 15,000 shares of KCS Common Stock expired effective upon Mr. Van Horn’s termination of employment.

KCS Option/SAR Grants in Last Fiscal Year

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options/SARs Granted (#)		% of Total Options/SARs Granted to Employees in Fiscal Year(1)	Exercise Or Base Price ($ Per Share)(2)	Expiration Date
Name						5% ($)	10% ($)

Michael R. Haverty	105,901	(4)	16.2%	$12.55	01/15/13	$835,837	$2,118,175
Gerald K. Davies	51,897	(5)	7.9%	$12.55	01/15/13	$409,604	$1,038,016
Ronald G. Russ	48,686	(6)	7.4%	$12.55	01/15/13	$384,260	$973,791
Jerry W. Heavin	32,996	(7)	5.0%	$12.55	01/15/13	$260,425	$659,968
Louis G. Van Horn	15,000	(8)	2.3%	$12.55	01/15/13	$118,389	$300,022

(1)	Total options granted in 2003 to eligible employees of KCS and its subsidiaries covered a total of 652,001 shares of KCS Common Stock.

(2)	Average of the high and low prices of the KCS Common Stock on the date of grant as reported on the New York Stock Exchange.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC and do not represent our estimate or projection of future prices of KCS’s Common Stock. The actual value realized may be greater or less than the potential realizable values set forth in the table.

(4)	The options were granted on January 16, 2003 under KCS’s 1991 Plan. 90,000 of these options are exercisable five years after the date of grant. 15,901 of these options were granted in connection with KCS’s Executive Plan and were immediately exercisable. These options represent payment of his annual benefit for 2002 related to KCS’s Executive Plan. Participants in KCS’s Executive Plan may elect cash or non-qualified stock options with an estimated value (using the Black-Scholes valuation model) equal to 125% of the annual cash benefit. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. Limited stock appreciation rights (“LSARs”) were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(5)	The options were granted on January 16, 2003 under the 1991 Plan. 45,000 of these options are exercisable five years after the date of grant. 6,897 of these options were granted in connection with KCS’s Executive Plan of which 4,139 were immediately exercisable and 2,758 became exercisable on June 23, 2003. These options represent payment of his annual benefit for 2002 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(6)	The options were granted on January 16, 2003 under the 1991 Plan. 45,000 of these options are exercisable five years after the date of grant. 3,686 of these options were granted in connection with KCS’s Executive Plan of which 738 became exercisable on June 23, 2003, 738 will become exercisable on June 23, 2004, 738 will become exercisable on June 23, 2005 and 1,472 will become exercisable on June 23, 2006. These options represent payment of his annual benefit for 2002 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(7)	These options were granted on January 16, 2003 under the 1991 Plan. 30,000 of these options are exercisable five years after the date of grant. 2,996 of these options were granted in connection with KCS’s Executive Plan of which 600 became exercisable on June 23, 2003, 600 will become exercisable on June 23, 2004, 600 will become exercisable on June 23, 2005 and 1,196 will become exercisable on June 23, 2006. These options represent payment of his annual benefit for 2002 related to KCS’s Executive Plan. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights.

(8)	These options were granted on January 16, 2003 under the 1991 Plan and are exercisable five years after the date of grant. If there is a change in control of KCS that is approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan), however, the options become immediately exercisable, provided the individual has been continuously employed by KCS or a consolidated subsidiary from the grant date until the change in control. LSARs were granted in tandem with these options. All of the LSARs are automatically exercised upon a change in control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan) and the related options are cancelled. All the options expire at the end of ten years, subject to earlier termination as provided in the option agreement. The options are subject to voluntary tax withholding rights. These options expired effective upon Mr. Van Horn’s termination of employment.

2003 Aggregated KCS Option Exercises and Year-End Option Values

The following table sets forth information with respect to the aggregate KCS option exercises during 2003 by the Named Executive Officers and the number and value of options held by such officers as of December 31, 2003.

Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year- End (#)		Value of Unexercised In-The- Money Options/SARs At Fiscal Year-End ($)(2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	N/A	N/A	1,229,471	90,000	10,466,838	177,300
Gerald K. Davies	N/A	N/A	480,165	45,000	4,077,886	88,650
Ronald G. Russ	N/A	N/A	35,738	182,948	1,454	280,758
Jerry W. Heavin	N/A	N/A	50,600	114,396	24,782	193,420
Louis G. Van Horn	N/A	N/A	136,639	15,000	1,212,361	29,550

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of KCS Common Stock underlying the options on December 31, 2003 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

Stilwell Options Granted in Connection with the Spin-off

In connection with the Spin-off and as part of an equitable adjustment of KCS non-qualified stock options previously granted and outstanding as of June 28, 2000 (the record date for the Spin-off),

the exercise price of such options was adjusted as allowed by the 1991 Plan and holders of such options received separately exercisable options to purchase Stilwell common stock (“Stilwell options”) in the proportion of two Stilwell options for each KCS non-qualified stock option held.

With respect to the Named Executive Officers, such Stilwell options were granted for 1,888,106 shares to Mr. Haverty, 102,374 shares to Mr. Davies, and 205,552 shares to Mr. Van Horn. These Stilwell options relate to KCS non-qualified stock options granted to the Named Executive Officers in 2000 prior to the Spin-off and in years prior to 2000. Mr. Russ and Mr. Heavin, who did not join KCS until after the Spin-off, did not receive any Stilwell options.

On December 31, 2002, Janus Capital Corporation merged into Stilwell and effective January 1, 2003, Stilwell was renamed Janus Capital Group Inc. Effective as of January 1, 2003, the Stilwell options are now options to purchase Janus Capital Group Inc. common stock.

2003 Aggregated Stilwell Option Exercises and Year-End Option Values

The following table sets forth information regarding the shares of Janus common stock received upon exercise of Stilwell options, which were granted in 2000 as discussed above, by the Named Executive Officers in 2003, the aggregate dollar value realized upon exercise and the value of unexercised options to purchase Janus common stock held by the Named Executive Officers as of December 31, 2003.

Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year- End (#)		Value of Unexercised In-The- Money Options/SARs At Fiscal Year-End ($)(2)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haverty	28,000	321,728	1,410,106	0	11,121,193	0
Gerald K. Davies	N/A	N/A	52,374	0	0	0
Ronald G. Russ	N/A	N/A	N/A	N/A	N/A	N/A
Jerry W. Heavin	N/A	N/A	N/A	N/A	N/A	N/A
Louis G. Van Horn	N/A	N/A	177,552	0	1,443,227	0

(1)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on the date of exercise and the exercise price of the options by (b) the number of options exercised.

(2)	The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Janus common stock underlying the options on December 31, 2003 (the last trading day of the year) and the exercise price of the options by (b) the number of options held at year-end.

Employment Agreements and Termination of Employment and Change in Control Arrangements with Named Executive Officers

Employment Agreements with the Named Executive Officers

Each of the Named Executive Officers (except Mr. Van Horn) is currently a party to an employment agreement with either KCS and KCSR or with KCS, which remain in effect until terminated or modified. The Amended and Restated Employment Agreement, dated as of January 1, 2001, entered into between Mr. Van Horn and KCS terminated as of the end of 2003 (except that certain provisions with respect to non-disclosure, severance pay, return of trade secrets and execution of certain documents, survive termination of the agreement). KCS and KCSR entered into an Amended and Restated Employment Agreement with Mr. Haverty, dated as of January 1, 2001, an Employment Agreement with Mr. Davies, dated as of January 1, 1999, as amended by an Amendment to Employment Agreement dated as of January 1, 2001, an Employment Agreement with Mr. Russ, dated June 1, 2002, as amended by a First Amendment to Employment Agreement dated March 14, 2003, and an Employment Agreement with Mr. Heavin, dated September 1, 2001, as amended by a First Amendment to Employment Agreement dated March 14, 2003. Mr. Haverty’s employment agreement provides for his continued employment as President and Chief Executive Officer of KCSR. KCS also agreed to continue to cause Mr. Haverty to be elected and retained as President and Chief Executive Officer of KCS and as a director and Chairman of the Board of KCSR and to use its best efforts to enable Mr. Haverty to continue to be elected as a director and Chairman of the Board of KCS. Mr. Davies’ employment agreement, as amended, provides for his employment as Executive Vice President and Chief Operating Officer of KCSR. Mr. Russ’s employment agreement, as amended, provides for his employment as Executive Vice President and Chief Financial Officer of KCSR. Mr. Heavin’s employment agreement, as amended, provides for his continued employment as Senior Vice President Operations of KCSR. Each of these employment agreements is subject to termination under certain circumstances.

Pursuant to their respective employment agreements, Messrs. Haverty, Davies and Russ receive, and Mr. Van Horn under his former employment agreement received, as compensation for their services an annual base salary at the rate approved by the Compensation Committee, which for 2003 was $630,108 for Mr. Haverty, $320,004 for Mr. Davies, $265,008 for Mr. Russ and $169,008 for Mr. Van Horn. Mr. Heavin’s base salary for 2003 was $206,304. The salaries for these executive officers shall not be reduced except as agreed to by the parties or as part of a general salary reduction by KCSR applicable to all officers of KCSR, with respect to Messrs. Haverty, Davies, Russ, and Heavin. Messrs. Haverty, Davies and Russ are eligible to participate in benefit plans or programs generally available to executive employees of KCSR. Mr. Van Horn was eligible to participate in benefit plans or programs generally available to executive employees of KCS. Each of the employment agreements provides that the value of the respective Named Executive Officer’s annual compensation is fixed at a percentage of base salary for purposes of determining contributions, coverage and benefits under any disability insurance policy and under any cash compensation benefit plan provided to the Named Executive Officer as follows: 167.76% for Mr. Haverty; 175% for each of Messrs. Davies, Russ and Heavin, and, under Mr. Van Horn’s former employment agreement, was 145% for Mr. Van Horn.

In the event of termination without cause by KCS or KCSR, as applicable, each of Messrs. Haverty, Davies, Russ and Heavin would be entitled to twelve months of severance pay at an annual rate equal to his base salary at the rate in effect immediately prior to such termination and for reimbursement for the costs of continuing or obtaining comparable health and life insurance benefits unless such benefits are provided by another employer. In the year in which termination occurs, each of Messrs. Haverty, Davies, Russ and Heavin would remain eligible to receive benefits under the KCS Incentive Compensation Plan or the KCSR Incentive Compensation Plan, as applicable, and any Executive Plan in which they participate, if such plans are then in existence and the executive officer was entitled to participate immediately prior to termination, and severance pay received in such year shall be taken into account for the purposes of determining benefits, if any, under the applicable incentive compensation plan, but not under the Executive Plan. After the year in which termination occurs, the Named Executive Officer would not be entitled to accrue or receive benefits under any other employee benefit plan, except he would be entitled to participate in the KCS 401(k) and Profit Sharing Plan and the KCS Employee Stock Ownership Plan in the year of termination if he were to meet the requirements for participation in such termination year. In addition, Mr. Davies’ employment agreement provides that if he terminates his employment agreement within 90 days after Mr. Haverty has discontinued all association with KCS and KCSR or within 90 days after there is any significant reduction in his responsibilities for KCSR, he shall be entitled to the payments and benefits described above as if terminated by KCSR other than for cause. As part of his employment agreement, each of Messrs. Haverty, Davies, Russ and Heavin has agreed not to use or disclose any trade secret of KCS or KCSR, as applicable (as defined in his employment agreement), after any termination of his employment and shall, immediately upon termination of employment, return to KCS or KCSR, as applicable, any trade secrets in his possession which exist in tangible form and shall sign such written resignations as may be requested by KCS or KCSR, as applicable, and sign such other documents and papers relating to his employment, benefits and benefit plans as KCS or KCSR, as applicable, may reasonably request.

If there were a change in control (as defined in the Named Executive Officer’s employment agreement) of KCS or KCSR during the term of that employment agreement, that Named Executive Officer’s employment, executive capacity, salary and benefits would be continued for a three-year period at levels in effect on the control change date (as that term is defined in his employment agreement). During that three-year period, salary would be paid at a rate not less than twelve times the highest monthly base salary paid or payable to that officer in the twelve months immediately prior to the change in control. During that three-year period, the officer also would be eligible to participate in all benefit plans made generally available to executives of their level or to the employees of KCS or KCSR, as applicable, and generally, would be eligible to participate in any KCS or KCSR incentive compensation plan. In addition, KCS, or both KCS and KCSR, as applicable, will use its or their best efforts to cause all outstanding options held by the Named Executive Officer to become immediately exercisable on the control change date and, to the extent such options are not vested and are subsequently forfeited, to receive a lump-sum cash payment within 5 days after the options are forfeited equal to the difference between the fair market value of the shares of Common Stock underlying the non-vested, forfeited options determined as of the date such options are forfeited and the exercise price of such options. If the amounts of contributions or benefits or any incentive compensation were determined on a discretionary basis immediately prior to the change of control, the amount of such contributions or benefits continued would not be less than the average annual amount for the three years prior to the change in control and incentive compensation would not be less than 75% of the maximum amount which could have been paid to the officer under the terms of the incentive compensation plan. With respect to unfunded employer obligations under benefit plans or incentive compensation plans, the officer would be entitled to a discounted cash payment of amounts to which he would be entitled at the control change date within 5 days after such date. The officer’s employment may be terminated after the control change date, but where it were other than “for cause” (as defined in his employment agreement) or disability, he would be entitled to payment of his base salary through termination plus a discounted cash severance payment equal to a percentage (167.67% for Mr. Haverty and 175% for each of Messrs. Davies, Russ and Heavin) of three times his annual base salary for each of Messrs. Haverty, Davies, Russ and Heavin, and continuation of benefits for a three-year period at levels in effect immediately prior to the termination. If any benefit plan would not permit continued participation after termination, the Named Executive Officer would be entitled to a lump sum payment within 5 days after termination equal to the amount of benefits he would have received under such plan if he had been fully vested in the average annual contributions or benefits in effect for the three plan years ending prior to the control change date and a continuing participant in such plan to the end of the three-year period. Following such three-year period, the Named Executive Officer would also be entitled to continuation of certain health, prescription and dental benefits until attainment of age

60, and certain health and prescription benefits for the remainder of his life unless such benefits are otherwise provided by a subsequent employer. The cost of such benefits to the Named Executive Officer will not exceed the cost of such benefits to active or retired (as applicable) peer executives, as the same may be modified from time to time. Each of the officers is also permitted, at any time during the three-year period following a change in control, to resign employment upon “good reason” (as that term is defined in his employment agreement) and advance written notice, and to receive the same payments and benefits as if his employment had been terminated. The employment agreements also provide for payments to such officers necessary to relieve them of certain adverse federal income tax consequences if amounts received under the agreements were determined to involve “parachute payments” under Section 4999 of the Internal Revenue Code. If any dispute should arise under the Named Executive Officer’s employment agreement after the control change date involving an effort by the officer to protect, enforce or secure rights or benefits claimed by the officer, KCS or KCSR, as applicable shall pay promptly upon demand by the officer all reasonable expenses incurred (including attorneys’ fees) in connection with such dispute, without regard to whether the officer prevails in such dispute, except that the officer shall repay KCS or KCSR, as applicable, any amounts so received if a court having jurisdiction makes a final, nonappealable determination that the officer acted frivolously or in bad faith by such dispute. To assure that adequate funds will be made available to satisfy KCS’s or KCSR’s obligations, as applicable, in the preceding sentence, KCS and KCSR have established trusts and upon the occurrence of a change in control will deliver to the trustees of the trusts that sum which the KCS or KCSR Board, as applicable determine is reasonably sufficient for such purpose.

Mr. Van Horn’s former employment agreement contained substantially similar provisions to those set forth above for the other Named Executive Officers.

Indemnification Agreements

KCS has entered into indemnification agreements with its officers and directors. Such agreements are intended to supplement KCS’s officer and director liability insurance and to provide the officers and directors with specific contractual assurance that the protection provided by KCS’s Bylaws will continue to be available regardless of, among other things, an amendment to the Bylaws or a change in management or control of KCS. The indemnification agreements provide for indemnification “to the fullest extent permitted by the Delaware General Corporation Law” and for the prompt advancement of expenses, including attorney’s fees and all other costs and expenses incurred in connection with any action, suit or proceeding in which the director or officer was or is a party, is threatened to be made a party or is otherwise involved, or to which the director or officer was or is a party, is threatened to be made a party or is otherwise involved by reason of service in certain capacities. Under the indemnification agreements, if required by the Delaware General Corporation Law, an advancement of expenses incurred will be made only upon delivery to KCS of an undertaking to repay all advanced amounts if it is ultimately determined by final adjudication that the officer or director is not entitled to be indemnified for such expenses. The indemnification agreements also provide a mechanism to seek court relief if indemnification or expense advances are not received within specified periods. Indemnification and advancement of expenses would also be provided with respect to a court proceeding initiated for a determination of rights under the indemnification agreement or of certain other matters.

Change in Control Arrangements

KCS has established a series of trusts that are intended to secure the rights of its officers, directors, employees, former employees and others (the “Beneficiaries”) under various contracts,

benefit plans, agreements, arrangements and commitments. The function of each trust is to receive contributions from KCS and, following a change in control of KCS (as defined by the trust), in the event that KCS fails to honor certain obligations to a Beneficiary, the trust shall distribute to the Beneficiary amounts accumulated in such Beneficiary’s trust account sufficient to discharge KCS’s obligation as such amounts become due and payable. Most of the trusts require KCS to be solvent, as a condition to making distributions, and certain trusts allow distributions upon the Board of Directors’ approval prior to a change in control. Trusts have been instituted with respect to the employment continuation commitments under the employment agreements, the Executive Plan, the Directors’ Deferred Fee Plan, the indemnification agreements, 1991 Plan, and KCS’s charitable contribution commitments in addition to certain other agreements, commitments and arrangements. The trusts are revocable until a change in control of KCS and will terminate automatically if no such change in control occurs prior to December 31, 2004.

KCSR has established similar trusts relating to its employment continuation commitments under employment agreements and incentive compensation arrangements, in addition to certain other agreements, commitments and arrangements. KCSR also established a similar trust with respect to its participation in the Executive Plan. As with the KCS trusts, distributions under the KCSR trust are tied to failures by the respective companies to honor their obligations to their respective Beneficiaries following a change in control of KCS.

Other Compensatory Plans

KCS and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the Summary Compensation Table become vested as a result of (a) their retirement or termination of employment or (b) a change in control of KCS, or change in the Named Executive Officer’s responsibilities following such a change of control.

The Employee Stock Ownership Plan

The KCS Employee Stock Ownership Plan and Trust Agreement (the “ESOP”) is designed to be a qualified employee stock ownership plan under the Internal Revenue Code of 1986, as amended (the “Code”), for purposes of investing in shares of KCS Common Stock and, as of January 1, 2001, a qualified stock bonus plan with respect to the remainder of the ESOP not invested in KCS Common Stock. With respect to the shares of common stock of Stilwell (now Janus Capital Group Inc.; “Janus shares”) held in participants’ ESOP accounts, a participant may: (a) keep the Janus shares in the participant’s account; (b) dispose of the Janus shares and reinvest the proceeds in one or more of the diversified investment funds that are available under the ESOP; (c) dispose of the Janus shares and reinvest the proceeds in KCS Common Stock; or (d) select any combination of the foregoing. Allocations of shares of KCS Common Stock, if any, to participant accounts in the ESOP for any plan year are based upon each participant’s proportionate share of the total eligible compensation paid during the plan year to all participants in the ESOP, subject to Code-prescribed maximum allocation limitations. As of the date of this Proxy Statement, all shares held by the ESOP have been allocated to participants’ accounts. Forfeitures are similarly allocated. For this purpose, compensation includes only compensation received during the period the individual was actually a participant in the ESOP.

A participant with less than five years of service is not vested in the ESOP’s contributions, forfeitures and earnings. However, a participant becomes 100% vested upon completion of five years of service. In addition, a participant becomes 100% vested at his or her retirement at age 65, death or disability or upon a change in control of KCS (as defined in the ESOP). Distributions of benefits under the ESOP may be made in connection with a participant’s death, disability, retirement or other termination of employment. A participant in the ESOP has the right to select whether payment of his or her benefit will take the form of whole shares of KCS Common Stock or a combination of cash and whole shares of KCS Common Stock. Any remaining balance in a participant’s accounts will be paid in cash, except that the participant may elect to have such balance applied to provide whole shares of KCS Common Stock for distribution at the then fair market value. In addition to these distribution options, a participant may elect to receive a distribution in the form of whole Janus shares (to the extent Janus shares are held in the participant’s account). In the event no election is made, the plan provides that the payment shall be made in cash. A participant may further opt to receive payment in a lump sum or in installments.

1991 Amended and Restated Stock Option and Performance Award Plan

Under the provisions of the 1991 Plan and subject to the terms of the pertinent award agreement, the retirement, death or disability (as such terms are defined in the 1991 Plan) of a Grantee of an Award or a change of control of KCS (as defined in the 1991 Plan) may accelerate the ability to exercise an award as described in this paragraph. Upon the death or disability of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or 12 months, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. Upon the retirement of a Grantee of an Award under the 1991 Plan, (i) the Grantee’s restricted shares, if any, that were forfeitable will become nonforfeitable, (ii) any options or SARs not exercisable at that time become exercisable and the Grantee (or his or her personal representative or transferee under a will or the laws of descent and distribution) may exercise such options up to the earlier of the expiration of the option term or five years from the date of retirement, and (iii) the benefits payable with respect to any performance share or performance unit with respect to which the performance period has not ended will be determined based upon a formula set forth in the 1991 Plan. If a Grantee has a Termination of Affiliation (as defined in the 1991 Plan) for any reason other than for Cause (as defined in the 1991 Plan), death, disability or retirement, then (i) the Grantee’s restricted shares, if any, to the extent forfeitable on the date of the Grantee’s Termination of Affiliation, are forfeited on that date, (ii) any unexercised options or SARs, to the extent exercisable immediately before the Grantee’s Termination of Affiliation, may be exercised in whole or in part, up to the earlier of the expiration of the option term or 3 months after the Termination of Affiliation, and (iii) any performance shares or performance units with respect to which the performance period has not ended as of the date of Termination of Affiliation will terminate immediately upon that date. Upon a change of control of KCS (as defined in the 1991 Plan), (i) a Grantee’s restricted shares, if any, that were forfeitable become nonforfeitable, (ii) any options or SARs not exercisable at that time become immediately exercisable, and (iii) KCS will immediately pay to the Grantee, with respect to any performance share or performance unit with respect to which the performance period has not ended as of the date of the change of control, a cash payment based on a formula set forth in the 1991 Plan. LSAR’s are granted in tandem with options. All of the LSAR’s are automatically exercised upon a change of control that is not approved by the incumbent board of KCS (as such terms are defined in the 1991 Plan).

KCS 401(k) and Profit Sharing Plan

The KCS 401(k) and Profit Sharing Plan is a qualified defined contribution plan. KCS originally established the KCS 401(k) Plan effective as of January 1, 1996 and the KCS Profit Sharing Plan as of January 1, 1990. Effective as of January 1, 2001, the Profit Sharing Plan was merged with the 401(k) Plan, which was renamed the KCS 401(k) and Profit Sharing Plan (the “Plan”). Upon the merger of the plans, participant accounts in the Profit Sharing Plan were transferred to the Plan.

Eligible employees of KCS and other participating subsidiaries of KCS (the “Employer”) may elect to make pre-tax deferral contributions, called 401(k) contributions, to the Plan up to 75% of Compensation (as defined in the Plan) (10% maximum deferral percentage for such contributions with respect to Compensation paid prior to July 1, 2002, unless the employee elects catch-up contributions in accordance with the Plan), and subject to certain limits under the Code. The Employer will make matching contributions to the Plan equal to 100% of a participant’s 401(k) contributions and up to a maximum of 5% of a participant’s Compensation. Matching contributions vest at the rate of 20% at two years of service, 40% at three years of service, 60% at four years of service and 100% at five years of service. A participant becomes 100% vested upon retirement at age 65, death or disability or upon a change in control of KCS (as defined in the Plan). The Employer may, in its discretion, make special contributions on behalf of participants to satisfy certain nondiscrimination requirements imposed by the Code, which are 100% vested.

The Employer may also make, in its discretion, annual profit sharing contributions in an amount not to exceed the maximum allowable deduction for federal income tax purposes and certain limits under the Code. Only employees who have met certain standards as to hours of service are eligible to receive profit sharing contributions. No minimum contribution is required. Each eligible participant, subject to maximum allocation limitations under the Code, is allocated the same percentage of the total contribution as the participant’s compensation bears to the total compensation of all participants. Profit sharing contributions, including a participant’s account in the Profit Sharing Plan transferred to the Plan, are 100% vested.

Participants may direct the investment of their accounts under the Plan by selecting from one or more of the diversified investment funds that are available under the Plan, including a fund consisting of KCS Common Stock. Each participant whose account includes Janus shares may elect, subject to certain restrictions, (i) to continue to hold in such account whole (but no fractional) Janus shares, or (ii) to have all or any portion of such whole Janus shares sold and the sale proceeds reinvested in one or more investment vehicles available under the Plan. Cash dividends received by the Plan with respect to Janus shares held in a participant’s account will be reinvested in one or more investment vehicles, as elected by the participant. Distribution of benefits under the Plan will be made in connection with a participant’s death, disability, retirement or other termination of employment. Subject to certain restrictions, a participant may elect whether payment of his or her benefits will be in a lump sum or in installments. A participant may elect to receive distributions of benefits under the Plan in whole shares of KCS Common Stock, or in a combination of cash and whole shares of KCS Common Stock, to the extent of whole shares of KCS Common Stock allocated to such participant’s accounts. Absent such elections, distributions of benefits will be made in cash.

STOCKHOLDER PROPOSALS

To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

If a holder of KCS Common Stock wishes to present a proposal for inclusion in KCS’s Proxy Statement for next year’s annual meeting of stockholders (other than director nominations), such proposal must be received by KCS on or before December 3, 2004. Such proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof, as well as KCS’s Bylaws. Any such proposal should be sent to the Corporate Secretary of KCS at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to KCS at 427 West 12th Street, Kansas City, Missouri 64105).

Director Nominations

Any stockholder who meets the requirements set forth in KCS’s Bylaws may submit a director candidate nomination for consideration by the Nominating and Governance Committee by complying with the requirements of this section, including: (i) the nomination must be made for an election to be held at a meeting of stockholders at which directors are otherwise to be elected; (ii) the stockholder must be a record owner on the record date for that meeting, and at the meeting, of securities representing at least two percent (2%) of the securities entitled to be voted at the meeting for election of directors; (iii) the stockholder must deliver a timely written nomination notice to the office of the Corporate Secretary, providing the information required by this section; and (iv) the nominee must meet the minimum qualifications for Directors established by the Board.

With respect to stockholder nominations of candidates for KCS’s Board of Directors, KCS’s Bylaws provide that not less than 90 days nor more than 150 days prior to the first anniversary date of the preceding year’s annual meeting any stockholder who intends to make a nomination at the current year’s annual meeting shall deliver a notice in writing (the “Stockholder’s Notice”) to the Secretary of KCS setting forth as to each person whom the stockholder proposes to nominate (i) all information relating to such person as shall be required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to applicable rules of the Securities and Exchange Commission or the New York Stock Exchange; (ii) the nominee’s written consent to be named in the proxy statement, to serve as a director and to comply with KCS’s rules, guidelines and policies applicable to Directors; (iii) the name and address of the stockholder and the telephone number(s) at which KCS will be able to reach the stockholder and the nominee during normal business hours; (iv) the class and number of shares of KCS which are owned beneficially and of record by the stockholder; (v) a fully completed Director’s Questionnaire on the form supplied by KCS, executed by the nominee; and (vi) such other information as the Nominating Committee shall reasonably deem relevant, to be provided within such time limits as shall reasonably be imposed by the Nominating Committee; provided, however, that in the event that the annual meeting is to be held more than 30 days before, or more than 60 days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to such annual meeting and not later than the 15th day following the day on which public announcement of the date of such annual meeting was first made by KCS. Public announcement is disclosure (i) in any press release distributed by KCS, (ii) published by KCS on its website or (iii) included in a document publicly filed by KCS with the Securities and Exchange Commission. To be timely for a special stockholders’ meeting at which directors will be elected, a Stockholder’s Notice must be received by the Corporate Secretary’s office not later than the close of business on the 15th day following the day on which KCS shall first publicly announce the date of the special meeting. Proposals to nominate directors to be timely for the 2005 annual meeting, if it occurs on May 5, 2005, must be must be received at the principal executive offices of KCS no earlier than December 7, 2004 and no later February 5, 2005.

However, no nominee from a stockholder will be considered who was previously submitted for election to the Board of Directors and failed to receive at least 25% of the votes cast at such election, until a period of three years has passed from the date of such election.

Matters Other than Director Nominations

In addition to any other applicable requirements, for a proposal other than director nominations (other than a proposal requested to be set forth in the Proxy Statement, as noted above) to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCS. To be timely, such Stockholder’s Notice must be delivered to or mailed and received at the principal executive offices of KCS, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A Stockholder’s Notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business. Proposals for matters other than director nominations (other than proposals submitted for inclusion in the proxy statement) to be timely for the 2005 annual meeting, if it occurs on May 5, 2005, must be received at the principal executive offices of KCS no later than March 21, 2005 and no earlier than February 4, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCS’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCS’s Common Stock or Preferred Stock (collectively “Reporting Persons”), to file reports of their ownership of such stock, and the changes therein, with the SEC, the New York Stock Exchange and KCS (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2003 and any amendments thereto furnished to KCS and written representations from certain of the Reporting Persons, no Reporting Person was late in filing such Section 16 Reports for fiscal year 2003.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Pursuant to the rules of the SEC, services that deliver KCS’s communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of KCS’s Annual Report and Proxy Statement. KCS will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any stockholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), Attention: Corporate Secretary’s Office, and oral requests may be made by calling the KCS Corporate Secretary’s Office at (816) 983-1530. Any stockholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker or other nominee holder of record.

OTHER MATTERS

The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. KCS’s Bylaws require that stockholders intending to bring business before an Annual Meeting, including the nomination of candidates for election to the Board of Directors, give timely and sufficient notice thereof to the Secretary of KCS, not more than 90 and no less than 45 days before an Annual Meeting held on the date specified in KCS’s Bylaws and provide certain additional information; provided, however, that in the event the Annual Meeting is to be held at a date other than the first Tuesday in May and less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, such notice must be delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, which first occurs. As of the date of this Proxy Statement, no such notice has been received. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

Notwithstanding anything to the contrary set forth in any of KCS’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation and Organization Committee Report on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

By Order of the Board of Directors

Michael R. Haverty
Chairman of the Board, President
and Chief Executive Officer

Kansas City, Missouri

April 5, 2004

KCS’s Annual Report includes KCS’s Annual Report on Form 10-K for the year ended December 31, 2003 (without exhibits) as filed with the SEC. KCS will furnish without charge upon written request a copy of KCS’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. KCS will furnish copies of such exhibits upon written request therefor and payment of KCS’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Voting Stock entitled to vote at the Annual Meeting. Such written request should be directed to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), (816) 983-1538. KCS’s Annual Report on Form 10-K for the year ended December 31, 2003 is also available free of charge on KCS’s website at www.kcsi.com. Through this website, KCS makes available, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC. The Annual Report on Form 10-K for the year ended December 31, 2003 with exhibits, as well as other filings by KCS with the SEC, are also available through the SEC’s Internet site at www.sec.gov. In addition, KCS’s corporate governance guidelines, ethics and legal compliance policy, and the charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation and Organization Committee of KCS’s Board of Directors are available on KCS’s website. These guidelines and charters are available in print to any stockholder who requests them. Written requests may be made to the Corporate Secretary of KCS, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105).

APPENDIX A

KANSAS CITY SOUTHERN

Charter of the Audit Committee of the Board of Directors

I.    Purpose

The Audit Committee of Kansas City Southern (the Company) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls.

•	Monitor the independence, qualifications and performance of the Company’s independent auditors and internal audit department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

•	Monitor compliance with legal and regulatory requirements.

•	Review areas of potential significant financial risk to the Company.

•	Prepare the required report for inclusion in the Company’s annual proxy statement.

II.    Authority

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and may retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Audit Committee also has sole authority to retain and terminate the Company’s independent auditors.

III.    Composition and Meetings

Audit Committee members shall meet the requirements of the New York Stock Exchange and Securities and Exchange Commission. The Audit Committee shall be comprised of three or more directors each of whom shall be independent and financially literate. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Audit Committee members shall be nominated by the Nominating Committee of the Board and elected by the vote of a majority of the Board. The Audit Committee members shall be appointed to serve staggered three-year terms. Members shall be eligible for reappointment. If the Audit Committee Chair is not present at a meeting, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee will meet privately in executive session periodically with management, the senior internal audit executive, the independent auditors and as a Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or its Chair, shall communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings.

IV.    Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit any proposed changes to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2.	Review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations.”

3.	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general in nature and need not be in advance of each release.

4.	In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal audit department together with management’s responses, including the status of previous recommendations.

5.	Review with financial management and the independent auditors the Company’s financial results prior to the filing of the Form 10-Q or 10-K. Discuss any significant changes to the Company’s accounting principles and disclosures made by the CEO and CFO during the certification process. The Chair of the Committee may represent the entire Audit Committee for purposes of these reviews.

Independent Auditors

6.	At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

7.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit. Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, reliance upon internal audit and general audit approach.

8.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

9.	Review with the independent auditor any audit problems or difficulties and management’s response.

10.	Approve all significant fees for audit and non-audit services prior to engagement. Fees that are reasonably expected to fall below $100,000 may be approved by the Chairman. Fees that are reasonably expected to equal or exceed $100,000 shall be approved by the Audit Committee.

11.	Set clear hiring policies for employees or former employees of the independent auditors.

Internal Audit Department

12.	Review the proposed internal audit plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed. The internal audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Audit Committee.

13.	Review the appointment, performance and replacement of the senior internal audit executive.

14.	Review significant reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Other Audit Committee Responsibilities

15.	Review periodically the Company’s Business Ethics and Compliance Policy and ensure that management has established a system to monitor this Policy.

16.	Establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

17.	On at least an annual basis, review with the Company’s counsel, any legal or regulatory matters that may have a significant impact on the Company’s financial statements.

18.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

19.	Evaluate the Audit Committee’s performance at least annually.

20.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

APPENDIX B

FORM OF PROXIES

KANSAS CITY SOUTHERN

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2004

YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

1. Vote by Internet

2. Vote by Phone

3. Vote by mailing your proxy in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Visit our Internet Voting site at http://www.eproxyvote.com/ksu and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 5, 2004. Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.

3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your proxy card below.

4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 5, 2004. Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.

VOTE BY MAIL

1. Read the accompanying Proxy Statement.

2. Mark your vote on the reverse side of the attached proxy card.

3. Sign and date the proxy card.

4. Detach and return the proxy card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE

(Tear Here)

                                                 KANSAS CITY SOUTHERN                                    PROXY

This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated April 5, 2004, receipt of which is hereby acknowledged.

Signature Date , 2004

Signature Date , 2004
Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Annual Meeting:
☐ Will Attend ☐ Will Not Attend
(Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

KANSAS CITY SOUTHERN	PROXY

This proxy is solicited by the Board of Directors. Michael R. Haverty, Rodney E. Slater and Byron G. Thompson, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern entitled to be voted by the stockholder(s) signing this proxy at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Annual Meeting. If no choice is specified, such proxies will vote “For” the nominees named hereon and “For” proposal 2.

1.     Election of three directors. Nominees: 01) A. Edward Allinson, 02) James R. Jones and 03) Karen L. Pletz.

☐  FOR all nominees except those indicated below:

☐ WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

Unless authority to vote for any nominee is withheld, authority to vote cumulatively for such nominee will be deemed granted, and if other persons are nominated, this proxy may be voted for less than all the nominees named above, in the proxy holders’ discretion, to elect the maximum number of Board recommended nominees.

KANSAS CITY SOUTHERN

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2004

YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

1. Vote by Internet

2. Vote by Phone

3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Visit our Internet Voting site at http://www.eproxyvote.com/ksuep and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.

3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.

4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1. Read the accompanying Proxy Statement.

2. Mark your vote on the reverse side of the attached voting instruction card.

3. Sign and date the voting instruction card.

4. Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER

THE KANSAS CITY SOUTHERN EMPLOYEE STOCK OWNERSHIP PLAN.

Signature Date , 2004 Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.      Election of three directors. Nominees:

         01) A. Edward Allinson, 02) James R. Jones and

         03) Karen L. Pletz.

❑  FOR all nominees except those indicated below:

❑  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2004

YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

1. Vote by Internet

2. Vote by Phone

3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Visit our Internet Voting site at http://www.eproxyvote.com/ksu4k and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. On a Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.

3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.

4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1. Read the accompanying Proxy Statement.

2. Mark your vote on the reverse side of the attached voting instruction card.

3. Sign and date the voting instruction card.

4. Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER

THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.

Signature Date , 2004 Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.      Election of three directors. Nominees:

         01) A. Edward Allinson, 02) James R. Jones and
03) Karen L. Pletz.

❑  FOR all nominees except those indicated below:

❑  WITHHOLD AUTHORITY to vote for all nominees.

2. Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2004

YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

1. Vote by Internet

2. Vote by Phone

3. Vote by mailing your voting instruction card in the enclosed envelope.

VOTE BY INTERNET

Your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. Visit our Internet Voting site at http://www.eproxyvote.com/ksude and follow the instructions on the screen.

Please note that all votes cast by Internet must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your Internet vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY TELEPHONE

Your telephone vote is quick, easy and immediate. Just follow these easy steps:

1. Read the accompanying Proxy Statement.

2. On A Touch-Tone Telephone call Toll Free 1-800-758-6973 and follow the instructions.

3. When instructed, enter the Control Number, which is printed on the lower right-hand corner of your voting instruction card below.

4. Follow the simple recorded instructions.

Please note that all votes cast by Telephone must be submitted prior to 5:00 p.m. Central Time, May 4, 2004. Your telephone vote instructs the trustee of the plan how to vote the shares of Kansas City Southern allocated to your account under the plan.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.

VOTE BY MAIL

1. Read the accompanying Proxy Statement.

2. Mark your vote on the reverse side of the attached voting instruction card.

3. Sign and date the voting instruction card.

4. Detach and return the voting instruction card in the postage paid envelope provided.

THANK YOU FOR YOUR VOTE

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO MARSHALL & ISLEY TRUST AS TRUSTEE

UNDER THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.

Signature Date , 2004 Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.      Election of three directors. Nominees:

         01) A. Edward Allinson, 02) James R. Jones and
03) Karen L. Pletz.

☐  FORall nominees except those indicated below:

☐  WITHHOLDAUTHORITY to vote for all nominees.

2. Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

427 WEST 12TH STREET

KANSAS CITY, MISSOURI 64105

April 5, 2004

Dear Participant in the Gateway Western Railway Union 401(k) Plan:

Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 6, 2004, which instructs Nationwide Trust Company as Trustee of the Gateway Western Railway Union 401(k), how to vote the shares of KCS common stock allocated to your 401(k) account.

Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty

Chairman of the Board,

President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE

UNDER THE GATEWAY WESTERN RAILWAY UNION 401(K) PLAN

Signature Date , 2004
Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: 01) A. Edward Allinson, 02) James R. Jones and 03) Karen L. Pletz.		2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004.

	❑	FOR all nominees except those indicated below:		❑ FOR	❑ AGAINST	❑ ABSTAIN

	❑	WITHHOLD AUTHORITY to vote for all nominees.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

427 WEST 12TH STREET

KANSAS CITY, MISSOURI 64105

April 5, 2004

Dear Participant in The Kansas City Southern Railway Company Union 401(k) Plan:

Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 6, 2004, which instructs Nationwide Trust Company as Trustee of The Kansas City Southern Railway Company Union 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty

Chairman of the Board,

President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER THE KANSAS CITY SOUTHERN RAILWAY COMPANY UNION 401(K) PLAN

Signature Date , 2004
Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: 01) A. Edward Allinson, 02) James R. Jones and 03) Karen L. Pletz.		2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004.

	❑	FOR all nominees except those indicated below:		❑ FOR	❑ AGAINST	❑ ABSTAIN

	❑	WITHHOLD AUTHORITY to vote for all nominees.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

427 WEST 12TH STREET

KANSAS CITY, MISSOURI 64105

April 5, 2004

Dear Participant in the MidSouth Rail Union 401(k) Retirement Savings Plan:

Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 6, 2004, which instructs Nationwide Trust Company as Trustee of the MidSouth Rail Union 401(k) Retirement Savings Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty

Chairman of the Board,

President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)

(Tear Here)

CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER THE MIDSOUTH RAIL UNION 401(K) RETIREMENT SAVINGS PLAN

Signature Date , 2004
Please sign exactly as name appears. (Continued on other side)

(Continued, and to be signed on reverse side)

(Tear Here)

This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: 01) A. Edward Allinson, 02) James R. Jones, and 03) Karen L. Pletz.		2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004.

	❑	FOR all nominees except those indicated below:		❑ FOR	❑ AGAINST	❑ ABSTAIN

	❑	WITHHOLD AUTHORITY to vote for all nominees.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

KANSAS CITY SOUTHERN

427 WEST 12TH STREET

KANSAS CITY, MISSOURI 64105

April 5, 2004

Dear Participant in the Profit Sharing Plan portion of the Janus 401(k) Plan:

Enclosed is your voting instruction card in connection with the Annual Meeting of Stockholders of KCS to be held on May 6, 2004, which instructs Charles Schwab Trust Company as Trustee of the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

Please do not deliver this card to the Company, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64141-0064, in the enclosed postage-paid return envelope at your earliest convenience.

Thank you,

Michael R. Haverty

Chairman of the Board,

President and Chief Executive Officer

PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED

(Date, sign and return promptly in the prepaid envelope enclosed)

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CONFIDENTIAL VOTING INSTRUCTIONS TO CHARLES SCHWAB TRUST COMPANY AS TRUSTEE

UNDER THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN

Signature Date , 2004
Please sign exactly as name appears.

(Continued on other side)

(Continued, and to be signed on reverse side)

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This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders to be held on May 6, 2004, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meeting.

1.	Election of three directors. Nominees: 01) A. Edward Allinson, 02) James R. Jones and 03) Karen L. Pletz.		2.	Ratification of the Audit Committee’s selection of KPMG LLP as KCS’s independent accountants for 2004. ☐ FOR ☐ AGAINST ☐ ABSTAIN

	❑	FOR all nominees except those indicated below:

	❑	WITHHOLD AUTHORITY to vote for all nominees.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.